Exhibit 10.2

LEGALZOOM.COM, INC.

2010 STOCK INCENTIVE PLAN

24.	Governing Law	20

25.	Restrictions on Shares	21

26.	Lock-Up Agreement	21

27.	Severability	21

LEGALZOOM.COM, INC. 2010 STOCK INCENTIVE PLAN

1.             Purposes of the Plan; History. The purposes of the LegalZoom.com, Inc. 2010 Stock Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company’s business. Awards granted under the Plan may be Incentive Stock Options or Non-Qualified Stock Options, Stock Awards, Stock Units or Stock Appreciation Rights as determined by the Administrator at the time of grant.

The Board originally adopted the LegalZoom.com, Inc. 2007 Stock Option Plan on February 1, 2007, and such plan was approved by Company stockholders in February, 2007. The LegalZoom.com, Inc. 2007 Stock Option Plan was amended in February 2010 by the Board to increase the number of Shares available for issuance and such amendment was approved by Company stockholders in February, 2010. The Board amended and restated the LegalZoom.com, Inc. 2007 Stock Option Plan to become the Plan on the Restatement Date and renamed it the “LegalZoom.com, Inc. 2010 Stock Incentive Plan.” The Plan is effective on the Restatement Date subject to approval by the Company’s Series A Preferred stockholders as needed to authorize the ability to grant SARs, Stock Awards and/or Stock Units. Prior to the Stockholder Approval Date, SARs may not be exercised or Shares released (or dividends or dividend equivalents paid) to any Participant from the grant of a Stock Award or Stock Units.

2.             Definitions. As used herein, the following definitions shall apply:

(a)           “Acquisition” or “Change in Control” means (i) any consolidation or merger of the Company with or into any other corporation or other entity or person in which the stockholders of the Company prior to such consolidation or merger own, directly or indirectly, less than fifty percent (50%) of the continuing or surviving entity’s voting power immediately after such consolidation or merger, excluding any consolidation or merger effected exclusively to change the domicile of the Company; or (ii) a sale or other disposition of all or substantially all of the stock or assets of the Company.

(b)           “Administrator” means the Board or the Committee, as applicable, responsible for conducting the general administration of the Plan in accordance with Section 4 hereof; provided, that in the case of the administration of the Plan with respect to awards granted to Independent Directors, the term “Administrator” shall refer to the Board.

(c)           “Affiliate” means any corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust or unincorporated organization whether now or hereafter existing, other than a Subsidiary, that the Company and/or one or more Subsidiaries has the power to direct or cause the direction of management or policies of such entity, directly or indirectly, whether through the ownership of more than fifty percent (50%) of voting securities, by contract or otherwise.

(d)           “Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

(e)           “Award” means any award of an Option or SAR, Stock Award or Stock Unit under the Plan.

(f)            “Board” means the Board of Directors of the Company.

(g)           “California Participant” means a Participant whose Award was issued in reliance on Section 25102(o) of the California Corporations Code.

(h)           “Cause,” with respect to any Holder, means “Cause” as defined in such Holder’s employment agreement with the Company if such an agreement exists and contains a definition of Cause, or, if no such agreement exists or such agreement does not contain a definition of Cause, then Cause means (i) the Holder’s unauthorized use or disclosure of confidential information or trade secrets of the Company or any other material breach of a written agreement between the Holder and the Company, including without limitation a material breach of any employment or confidentiality agreement; (ii) the Holder’s commission of a felony or commission of any other crime involving dishonesty or moral turpitude under the laws of the United States or any state thereof; (iii) the Holder’s gross negligence or willful misconduct or the Holder’s willful or repeated failure or refusal to substantially perform assigned duties; (iv) any act of fraud, embezzlement, misappropriation or dishonesty committed by the Holder against the Company; or (v) any acts, omissions or statements by a Holder which the Company reasonably determines to be detrimental or damaging to the reputation, operations, prospects or business relations of the Company.

(i)            “Code” means the Internal Revenue Code of 1986, as amended, or any successor statute or statutes thereto, including any regulations and other official guidance promulgated under any such statute. Reference to any particular section of the Code shall include any successor section.

(j)            “Committee” means a committee appointed by the Board in accordance with Section 4 hereof.

(k)           “Common Stock” means the common stock of the Company, par value $0.001 per Share.

(l)            “Company” means LegalZoom.com, Inc., a Delaware corporation.

(m)          “Consultant” means any consultant or advisor if: (i) the consultant or advisor renders bona fide services to the Company, any Parent or any Subsidiary of the Company; (ii) the services rendered by the consultant or advisor are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) the consultant or advisor is a natural person or entity that has contracted directly with the Company, any Parent or any Subsidiary of the Company to render such services.

(n)           “Director” means a member of the Board.

(o)           “Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The Disability of a Participant shall be determined solely by the Administrator on the basis of such medical evidence as the Administrator deems warranted under the circumstances.

(p)           “Employee” means any person, including an Officer or Director, who is an employee (as defined in accordance with Section 3401(c) of the Code) of the Company, any Parent or any Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, any Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave of absence may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. Neither service as a Director nor payment of a Director’s fee by the Company shall be sufficient, by itself, to constitute “employment” by the Company.

(q)           “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute or statutes thereto, including any rules and other official guidance promulgated under any such statute. Reference to any particular section of the Exchange Act shall include any successor section.

(r)            “Fair Market Value” means, as of any date, the value of a share of Common Stock determined as follows:

(i)            If the Common Stock is listed on any established stock exchange or a national market system, the Fair Market Value shall be the closing price of a share of Common Stock as reported in the Wall Street Journal (or such other source as the Administrator may deem reliable for such purposes) for such date, or if no sale occurred on such date, the first trading date immediately prior to such date during which a sale occurred;

(ii)           If the Common Stock is not traded on an exchange but is quoted on a quotation system, the Fair Market Value shall be the mean between the closing representative bid and asked prices for the Common Stock on such date, or if no sale occurred on such date, the first date immediately prior to such date on which sales prices or bid and asked prices, as applicable, are reported by such quotation system; or

(iii)          In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator using a reasonable application of a reasonable valuation method.

(s)           “Holder” or “Participant” means an individual, estate or other entity that holds an Award.

(t)            “Incentive Stock Option” or “ISO” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

(u)           “Independent Director” means a Director who is not an Employee of the Company.

(v)           “Non-Qualified Stock Option” or “NSO” means an Option (or portion thereof) that is not designated as an Incentive Stock Option by the Administrator, or which is designated as an Incentive Stock Option by the Administrator but fails to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(w)          “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(x)            “Option” means a stock option granted pursuant to the Plan.

(y)           “Option Agreement” means a written agreement between the Company and a Holder evidencing the terms and conditions of an individual Option grant. All Option Agreements are subject to the terms and conditions of the Plan.

(z)            “Parent” means any corporation, whether now or hereafter existing (other than the Company), in an unbroken chain of corporations ending with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing more than fifty percent of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(aa)         “Plan” means the LegalZoom.com, Inc. 2010 Stock Incentive Plan.

(bb)         “Public Trading Date” means the first date upon which (i) Common Stock is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system or (ii) the Company becomes subject to the reporting requirements of the Exchange Act.

(cc)         “Re-Price” means that the Company has lowered or reduced the exercise price of outstanding Options and/or outstanding SARs for any Participant(s) in a manner described by SEC Regulation S-K Item 402(d)(2)(viii) (or as described in any successor provision(s) or definition(s)).

(dd)         “Restatement Date” means April 20, 2010.

(ee)         “Rule 16b-3” means that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

(ff)           “SAR Agreement” means a written agreement between a Participant and the Company evidencing the terms and conditions of an individual Award of a Stock Appreciation Right as more fully described in Section 11.

(gg)         “Securities Act” means the Securities Act of 1933, as amended, or any successor statute or statutes thereto, including any rules and other official guidance promulgated under any such statute. Reference to any particular section of the Securities Act shall include any successor section.

(hh)         “Service Provider” means an Employee, Director or Consultant. The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to an individual’s status as a Service Provider for purposes of the Plan and any Award agreement, including without limitation, the question of whether and when an individual ceases to be a Service Provider, whether an individual ceases to be a Service Provider where the Service Provider changes classification between Employee, Director and/or Consultant, or where there is a simultaneous reemployment or continuing employment, directorship or consultancy of such individual by the Company or any Subsidiary or Parent, and whether any particular leave of absence constitutes a termination of an individual’s status as a Service Provider.

(ii)           “Share” means a share of Common Stock, as may be adjusted in accordance with Section 16 hereof.

(jj)           “Stock Appreciation Right” or “SAR” means a stock appreciation right awarded under the Plan.

(kk)         “Stock Award” means an award of Shares under the Plan.

(ll)           “Stock Award Agreement” means a written agreement between a Participant and the Company evidencing the terms and conditions of an individual Stock Award as more fully described in Section 12.

(mm)       “Stock Unit” means a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan.

(nn)         “Stock Unit Agreement” means a written agreement between a Participant and the Company evidencing the terms and conditions of an individual Award of Stock Unit(s) as more fully described in Section 13.

(oo)         “Stockholders Agreement” means any applicable agreement between the Company’s stockholders and/or investors that provides certain rights and obligations for all stockholders.

(pp)         “Stockholder Approval Date” means the date, if any, that the Company’s Series A Preferred stockholders approve this Plan.

(qq)         “Subsidiary” means any corporation, whether now or hereafter existing (other than the Company), in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing more than fifty percent of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(rr)           “Termination Date” means the date on which a Participant ceases to be a Service Provider as determined by the Administrator.

3.             Stock Subject to the Plan. Subject to the provisions of Section 16, the maximum aggregate number of Shares which may be issued under this Plan is 2,874,964 Shares. The aggregate number of Shares that may be issued pursuant to the exercise of ISOs under the Plan shall not exceed 2,874,964 Shares on a fully diluted basis, subject to adjustment pursuant to Section 16.

Shares issued under this Plan may be authorized but unissued, or reacquired Common Stock. Subject to the limitations of this Section 3, if an Award expires or becomes unexercisable without having been exercised in full, the forfeited (or repurchased) Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Notwithstanding the provisions of this Section 3, no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option under Section 422 of the Code.

4.             Administration of the Plan.

(a)           Administrator. Unless and until the Board delegates administration to a Committee as set forth below, the Plan shall be administered by the Board. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term “Committee” shall refer to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers therefore possessed by the Board, including the powers to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject,. however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Notwithstanding the foregoing, however, from and after the Public Trading Date, a Committee of the Board shall administer the Plan and the Committee shall consist solely of two or more Independent Directors each of whom is both an “outside director,” within the meaning of Section 162(m) of the Code, and a “non-employee director” within the meaning of Rule 16b-3, and qualifies as “independent” within the meaning of any applicable stock exchange listing requirements. Members of the Committee shall also satisfy any other legal requirements applicable to membership on the Committee, including without limitation, requirements under the Sarbanes-Oxley Act of 2002 and other Applicable Laws.

Within the scope of its authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Independent Directors the authority to grant awards under the Plan to Service Providers who are either (1) not then “covered employees,” within the meaning of Section 162(m) of the Code and are not expected to be “covered employees” at the time of recognition of income resulting from such award or (2) not Service Providers with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (ii) delegate to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant awards under the Plan to Service Providers who are not then subject to Section 16 of the Exchange Act. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The governance of the Committee shall be subject to the charter of the Committee, if any, as approved by the Board. Any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 4(a) or otherwise provided in the charter of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Independent Directors.

(b)           Powers of the Administrator. Subject to the provisions of the Plan and the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its sole discretion:

(i)            to determine the Fair Market Value;

(ii)           to select the Service Providers to whom Awards may from time to time be granted hereunder;

(iii)          to issue and administer Awards granted under the Plan;

(iv)          to approve forms of agreement for use under the Plan;

(v)           to determine the terms and conditions of any Award granted hereunder (such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may vest or be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine);

(vi)          to determine whether to offer to buyout a previously granted Award and to determine the terms and conditions of such offer and buyout (including whether payment is to be made in cash or Shares) and to Re-Price outstanding Options or SARs on terms and conditions that it determines;

(vii)         to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(viii)        to allow Holders to satisfy withholding tax obligations by electing to have the Company withhold from the Award that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld based on the statutory withholding rates for federal and state tax purposes that apply to supplemental taxable income. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Holders to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(ix)           to amend the Plan or any Award granted under the Plan as provided in Section 18 hereof; and

(x)            to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan and to exercise such powers and perform such acts as the Administrator deems necessary or desirable to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

(c)           Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Holders and afforded the maximum deference permitted by Applicable Laws.

(d)           Successor Provisions. Any reference to a statute, rule or regulation, or to a section of a statute, rule or regulation, is a reference to that statute, rule, regulation, or section as amended from time to time, and including any successor provisions.

5.             Eligibility.

(a)           Awards may be granted to Service Providers. Incentive Stock Options may be granted only to Employees of the Company or of a “parent corporation” or “subsidiary corporation” thereof within the meaning of Section 424(e) and 424(f), respectively, of the Code.

(b)           In order to assure the viability of Awards granted to Service Providers in foreign countries, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Section 3 of the Plan.

6.             Limitations.

(a)           Each Option shall be designated by the Administrator in the Option Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to a Holder’s Incentive Stock Options and other incentive stock options granted by the Company or any parent corporation” or “subsidiary corporation” thereof within the meaning of Section 424(e) and 424(f), respectively, of the Code, which become exercisable for the first time during any calendar year (under all plans of the Company or any “parent corporation” or “subsidiary corporation” thereof within the meaning of Section 424(e) and 424(f), respectively, of the Code) exceeds $100,000, such excess Options or other options shall be treated as Non-Qualified Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

(b)           Neither the Plan nor any Award shall confer upon a Holder any right with respect to continuing the Holder’s employment, directorship or consulting relationship with the Company, nor shall they interfere in any way with the Holder’s right or the Company’s right to terminate such employment, directorship or consulting relationship at any time, with or without Cause.

7.             Term of Plan. The Plan is effective upon the Restatement Date and shall continue in effect until it is terminated under Section 18 hereof. No Awards may be issued under the Plan after January 31, 2017.

8.             Term of Option. The term of each Option shall be stated in the Option Agreement; provided, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Holder who, at the time the Option is granted, owns (or is treated as owning under Section 424 of the Code) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any “parent corporation” or “subsidiary corporation” thereof within the meaning of Section 424(e) and 424(f), respectively, of the Code, the term of the Option shall be no more than five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

9.             Option Exercise Price and Consideration.

(a)           Exercise Price. The per share exercise price for the Shares to be issued upon exercise of an Option shall not be less than 100% of the Fair Market Value on the date of grant (or, with respect to Incentive Stock Options or to the extent required to comply with Applicable Laws, in the case of an Option granted to a Service Provider who, at the time of grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any “parent corporation” or “subsidiary corporation” thereof within the meaning of Section 424(e) and 424(f), respectively, of the Code, the per share exercise price shall not be less than 110% of the Fair Market Value on the date of grant). Notwithstanding the foregoing, Options may be granted with a per share exercise price other than as required by this Section 9(a) pursuant to a merger or other corporate transaction, provided, that no such alternative exercise price shall be substituted to the extent that any such substitution would cause (i) any Options to constitute “nonqualified deferred compensation” within the meaning of Code Section 409A, or (ii) any Incentive Stock Options to cease to qualify as Incentive Stock Options.

(b)           Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator. Such consideration may consist of (1) cash, (2) check or (3) with the consent of the Administrator, (A) a full recourse promissory note bearing interest (at no less than such rate as is a market rate of interest and which then precludes the imputation of interest under the Code), payable upon such terms as may be prescribed by the Administrator, and structured to comply with Applicable Laws, (B) other Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (C) surrendered Shares then issuable upon exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the Option or exercised portion thereof, (D) property of any kind which constitutes good and valuable consideration, (E) delivery of a notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Options and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (F) any combination of the foregoing methods of payment. Notwithstanding any other provision of the Plan to the contrary, after the Public Trading Date, no Participant who is a Director or an “executive officer” of the Company within the meaning of

Section 13(k) of the Exchange Act shall be permitted to pay the exercise or purchase price of any Award, or continue any extension of credit with respect to the exercise price of an Award, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

10.           Exercise of Option.

(a)           Vesting; Fractional Exercises. Options granted hereunder shall become vested and exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. An Option may not be exercised for a fraction of a Share.

(b)           Deliveries upon Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his or her office:

(i)            A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(ii)           Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Laws. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop transfer notices to agents and registrars; and

(iii)          In the event that the Option shall be exercised pursuant to Section 10(g) below by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option, as determined in the sole discretion of the Administrator.

(c)           Conditions to Delivery of Share Certificates. The Company shall not be required to issue or deliver any certificate or certificates for Shares acquired under any Award prior to fulfillment of all of the following conditions:

(i)            The completion of any registration or other qualification of such Shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its sole discretion, deem necessary or advisable;

(ii)           The obtaining of any approval or other clearance from any domestic or foreign governmental agency which the Administrator shall, in its sole discretion, determine to be necessary or advisable;

(iii)          The lapse of such reasonable period of time following the exercise or vesting of an Award that the Administrator may establish from time to time for reasons of administrative convenience;

(iv)          The receipt by the Company of full payment for such Shares, including payment of any applicable withholding tax, which in the sole discretion of the Administrator may be in the form of consideration used by the Holder to pay for such Shares under Section 9(b) hereof, subject to Section 4(b)(viii) hereof; and

(v)           The Holder’s consent to such terms and conditions and execution of any agreements as the Administrator may require pursuant to the terms herein.

(d)           Termination of Relationship as a Service Provider. If a Holder ceases to be a Service Provider other than by reason of a termination by the Company for Cause or the Holder’s Disability or death, such Holder may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (taking into consideration any vesting that may occur in connection with such termination); provided, that prior to the Public Trading Date with respect to California Participants, such period of time shall not be less than thirty (30) days (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for thirty (30) days following the date of the Holder’s termination other than by reason of a termination by the Company for Cause or the Holder’s Disability or death. If, on the date of termination, the Holder is not vested as to his or her entire Option (taking into consideration any vesting that may occur in connection with such termination), the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option and shall again become available for issuance under the Plan. If, after termination, the Holder does not exercise his or her Option within the time period specified herein, the Option shall terminate, and the Shares covered by such Option shall again become available for issuance under the Plan.

(e)           Termination for Cause. If a Holder ceases to be a Service Provider by reason of a termination by the Company for Cause, as determined in the sole discretion of the Administrator, the Option shall terminate upon the date of the Holder’s termination by the Company for Cause, regardless of whether the Option is then vested and/or exercisable with respect to any Shares.

(f)            Disability of Holder. If a Holder ceases to be a Service Provider as a result of the Holder’s Disability, as determined in the sole discretion of the Administrator, the Holder may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (taking into consideration any vesting that may occur in connection with such termination); provided that, with respect to California Participants, prior to the Public Trading Date, such period of time shall not be less than six (6) months (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Holder’s termination as a Service Provider due to Disability. In the case of an Incentive Stock Option, if such Disability is not a “permanent and total disability” as such term is defined in Section 22(e)(3) of the Code, such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option from and after the date which is three (3) months and one (1) day following the date of such termination. If, on the date of termination, the Holder is not vested as to his or her entire Option

(taking into consideration any vesting that may occur in connection with such termination), the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option and shall again become available for issuance under the Plan. If, after termination, the Holder does not exercise his or her Option within the timeframe specified herein, the Option shall terminate, and the Shares covered by such Option shall again become available for issuance under the Plan.

(g)           Death of Holder. If a Holder dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement to the extent that the Option is vested as of the date of death (taking into consideration any vesting that may occur in connection with such termination); provided, that prior to the Public Trading Date with respect to California Participants, such period of time shall not be less than six (6) months (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), by the Holder’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death (taking into consideration any vesting that may occur in connection with such termination). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the date of the Holder’s termination.

If, at the time of death, the Holder is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option and shall again become available for issuance under the Plan. The Option may be exercised by the executor or administrator of the Holder’s estate or, if none, by the person(s) entitled to exercise the Option under the Holder’s will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall again become available for issuance under the Plan.

(h)           Extension of Exercisability. The Administrator may provide in a Holder’s Option Agreement that if the exercise of the Option following the termination of the Holder’s status as a Service Provider or the Holder’s tender of already-owned Shares or the sale of Shares pursuant to a “cashless exercise” in connection with such exercise would violate applicable federal or state securities laws, then the Option shall not terminate until the earlier to occur of (i) the expiration of the term of the Option or (ii) the expiration of a period of three (3) months immediately following the first date on which the exercise of the Option (or such tender of already-owned Shares or sale of Shares pursuant to a “cashless exercise”) would not be in violation of such securities laws, as determined by the Administrator.

(i)            Early Exercisability. The Administrator may provide in the terms of a Holder’s Option Agreement that the Holder may, at any time before the Holder’s status as a Service Provider terminates, exercise the Option in whole or in part prior to the full vesting of the Option; provided, that subject to Section 21 hereof, Shares acquired upon exercise of an Option which has not fully vested may be subject to any forfeiture, transfer or other restrictions as the Administrator may determine in its sole discretion.

11.           Terms and Conditions for Stock Appreciation Rights.

(a)           SAR Agreement. Each grant of a SAR shall be evidenced by a SAR Agreement between the Participant and the Company which (i) shall be subject to all applicable terms and conditions of the Plan and (ii) may include other terms and conditions the Administrator deems appropriate which are not inconsistent with the Plan. A SAR Agreement may provide for a maximum limit on the amount of any payout notwithstanding the Fair Market Value of a Share on the date of exercise. The provisions of the various SAR Agreements need not be identical. SARs may be granted in consideration of a reduction in the Participant’s other compensation.

(b)           Number of Shares. Each SAR Agreement shall specify the number of Shares to which the SAR pertains. Such number shall be subject to adjustment in accordance with Section 16.

(c)           Exercise Price. Each SAR Agreement shall specify the exercise price. A SAR Agreement may specify an exercise price that varies in accordance with a predetermined formula while the SAR is outstanding. Except with respect to outstanding stock appreciation rights being assumed or SARs being granted in exchange for cancellation of stock appreciation rights granted by another issuer as provided under Section 11(f), the exercise price of a SAR shall not be less than 100% of the Fair Market Value on the date of grant.

(d)           Exercisability and Term. Each SAR Agreement shall specify the date all or any installment of the SAR will be exercisable and the term of the SAR which shall not exceed ten (10) years from the grant thereof. A SAR Agreement may provide (i) that a SAR will be exercisable only in the event of a Change in Control, (ii) accelerated exercisability of the SAR in the event of the Participant’s death, Disability or other events, and/or (iii) expiration prior to the end of its term in the event the Participant’s status as a Service Provider is terminated. SARs may be awarded in combination with Options or other Awards, and any such Award may require the forfeiture of related Options or other Awards in order to exercise the SAR. A SAR may be included in (i) an ISO only at the time the Award is granted or (ii) an NSO at the time the Award is granted or at any time thereafter, provided that, such inclusion occurs no later than six (6) months prior to the expiration of the term of such NSO.

(e)           Exercise of SARs. If, on the date when a SAR expires, the exercise price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR may automatically be deemed to be exercised as of such date with respect to such portion to the extent so provided in the applicable SAR Agreement. Upon exercise of a SAR, the Participant (or any person having the right to exercise the SAR after Participant’s death) shall receive from the Company (i) Shares, (ii) cash or (iii) any combination of Shares and cash, as the Administrator shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the exercise price of the Shares.

(f)            Modification and Assumption of SARs. Within the limitations of the Plan, the Administrator may modify, extend or assume outstanding stock appreciation rights or may accept the cancellation of outstanding stock appreciation rights (including stock appreciation rights granted by another issuer) in return for the grant of new SARs for the same or a different number of Shares and at the same or a different exercise price. No modification of a SAR shall, without the consent of the Participant, alter or impair his or her rights or obligations under the applicable SAR Agreement.

(g)           Assignment or Transfer of SARs. Except as otherwise provided in the applicable SAR Agreement and then only to the extent permitted by Applicable Laws, no SAR or interest therein may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner by the Participant other than by will or by the laws of descent and distribution. Except as otherwise provided in the applicable SAR Agreement, a SAR may be exercised during the lifetime of the Participant, only by the Participant or in the event of the death or Disability, by the guardian or legal representative of the Participant. No SAR or interest therein may be made subject to execution, attachment or similar process.

12.           Terms and Conditions for Stock Awards

(a)           Stock Award Agreement. Each Stock Award shall be evidenced by a Stock Award Agreement between the Participant and the Company which (i) shall be subject to all applicable terms and conditions of the Plan and (ii) may include other terms and conditions the Administrator deems appropriate which are not inconsistent with the Plan. The provisions of the various stock Awards Agreements entered into under the Plan need not be identical.

(b)           Payment for Stock Award. Stock Awards may be issued with or without consideration under the Plan. If and to the extent required, such consideration may be in the form of cash or other forms of consideration approved by the Administrator.

(c)           Vesting Conditions. Each Stock Award shall become vested, in full or in installments, upon satisfaction of the conditions specified in the Stock Award Agreement. A Stock Award Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability, retirement or other events.

(d)           Assignment or Transfer of Stock Award. Except as provided in a Stock Award Agreement or as required by Applicable Laws, Stock Awards shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Section 12(d) shall be void. However, this Section 12(d) shall neither preclude a Participant from designating a beneficiary who will receive any outstanding Stock Award in the event of the Participant’s death, nor preclude a transfer of a Stock Award by will or by the laws of descent and distribution.

(e)           Trusts. Neither this Section 12 nor any other provision of the Plan shall preclude a Participant from transferring or assigning a Stock Award to (a) the trustee of a trust, provided that, such transfer or assignment is fully revocable by the Participant acting alone at any time prior to such Participant’s death, or (b) the trustee of any other trust to the extent the Administrator provides its prior written consent. The Stock Award held by any such trustee (i) shall be subject to all of the conditions and restrictions set forth in the Plan and in the applicable Stock Award Agreement, as if such trustee was the Participant and (ii) may be transferred or assigned to any person other than the Participant to the extent the Administrator provides its prior written consent.

(f)            Voting and Dividend Rights. Holders of a Stock Award (irrespective of whether the Shares subject to the Stock Award are vested or unvested) shall have the same voting, dividend and other rights as the Company’s other stockholders. However, a Stock Award Agreement may require that the Holders of a Stock Award invest any cash dividends the Holder receives pursuant to a Stock Award in additional Shares. Such additional Shares shall be subject to the same conditions and restrictions as the Stock Award with respect to which the dividends were paid. Such additional Shares shall not reduce the number of Shares available under Section 3.

(g)           Modification or Assumption of Stock Awards. Within the limitations of the Plan, the Administrator may modify or assume outstanding stock awards or may accept the cancellation of outstanding stock awards (including stock granted by another issuer) in return for the grant of new Stock Awards for the same or a different number of Shares. No modification of a Stock Award shall, without the consent of the Participant, alter or impair his or her rights or obligations under such Stock Award.

13.           Terms and Conditions for Stock Units.

(a)           Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the Participant and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan and that the Administrator deems appropriate for inclusion in a Stock Unit Agreement. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the Participant’s other compensation.

(b)           Number of Shares. Each Stock Unit Agreement shall specify the number of Shares to which the Stock Unit Award pertains and is subject to adjustment of such number in accordance with Section 16.

(c)           Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no consideration shall be required of the Award recipients.

(d)           Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, or Disability or other events.

(e)           Voting and Dividend Rights. Stock Units shall have no voting rights. At the Administrator’s discretion and based on terms and conditions established by the Administrator, a Stock Unit may include a right to receive dividend equivalents prior to settlement or forfeiture which entitles the Holder to be credited with an amount equal to all cash dividends paid on one Share per Stock Unit while the Stock Unit is outstanding. At the Administrator’s discretion, dividend equivalents may be converted into additional Stock Units.

At the Administrator’s discretion, settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both.

(f)            Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of cash, Shares or any combination of both, as determined by the Administrator. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Vested Stock Units shall generally be settled in a lump sum as soon as reasonably practicable, but no later than thirty (30) days, after vesting. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed. However, this distribution may be deferred, in accordance with Applicable Laws including but not limited to Code Section 409A, to a later specified date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 16.

(g)           Creditors’ Rights. A Holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

(h)           Modification or Assumption of Stock Units. Within the limitations of the Plan, the Administrator may modify or assume outstanding stock units or may accept the cancellation of outstanding stock units (including stock units granted by another issuer) in return for the grant of new Stock Units for the same or a different number of Shares. No modification of a Stock Unit shall, without the consent of the Participant, alter or impair his or her rights or obligations under the applicable Stock Unit Agreement.

(i)            Assignment or Transfer of Stock Units. Except as provided in a Stock Unit Agreement, or as required by Applicable Laws, Stock Units shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Section 13(i) shall be void. However, this Section 13(i) shall not preclude a Participant from designating a beneficiary who will receive any outstanding vested Stock Units in the event of the Participant’s death, nor shall it preclude a transfer of vested Stock Units by will or by the laws of descent and distribution.

14.           Non-Transferability of Awards. Except as otherwise provided in the applicable Award Agreement and then only to the extent permitted by the Administrator and in accordance with Applicable Laws, Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Holder, only by the Holder.

15.           No Rights as Stockholders. Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares provided under an Award unless and until certificates representing such shares have been issued by the Company to such Holders.

16.           Adjustments upon Changes in Capitalization, Merger or Asset Sale.

(a)           In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange or other disposition of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment becomes appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award, then the Administrator shall make adjustments to the Plan and any Award, including without limitation, equitable and proportionate adjustment to:

(i)            the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 3 hereof on the maximum number and kind of shares which may be issued under this Plan and as ISOs);

(ii)           the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards;

(iii)          the grant or exercise price with respect to any Option or SAR; and

(iv)          the number and kind of outstanding securities issued under the Plan.

(b)           In the event of any transaction or event described in subsection (a) above, the Administrator, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, shall take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan or to facilitate such transaction or event:

(i)            To provide for either (A) the purchase of all or any portion of such Award for an amount of cash equal to the amount that could have been obtained upon the exercise or conversion of such Award (or portion thereof) or realization of the Holder’s rights had such Award (or portion thereof) been currently exercisable or payable or fully vested or (B) the replacement of such Award (or portion thereof) with other awards, rights or property, including without limitation cash awards, selected by the Administrator in its sole discretion, which replacement awards may be subject to vesting or the lapsing of restrictions, as applicable, on terms no less favorable to the affected Holder than the terms of any Award for which such replacement award is substituted;

(ii)           To provide that such Award shall be exercisable as to all or any portion of the shares covered thereby and that some or all shares of such Award shall cease to be subject to restrictions, notwithstanding anything to the contrary in the Plan or the provisions of such Award;

(iii)          To provide that all or any portion of such Award be assumed by the successor or survivor corporation or entity, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation or entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iv)          To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards which may be granted in the future; and

(v)           To provide that immediately upon the consummation of such event, such Award shall not be exercisable and shall terminate; provided, that for a period of time prior to such event specified in the sole discretion of the Administrator, such Award shall be exercisable as to all Shares covered thereby, and the restrictions imposed under an Award Agreement upon some or all Shares may be terminated and, some or all shares of such Award may cease to be subject to repurchase, notwithstanding anything to the contrary in the Plan or the provisions of such Award Agreement.

(c)           Subject to Section 3 hereof, the Administrator may, in its sole discretion, include such further provisions and limitations in any Award as it may deem equitable and in the best interests of the Company.

(d)           If the Company undergoes an Acquisition, then any surviving corporation or entity or acquiring corporation or entity, or affiliate of such corporation or entity, may assume any Awards outstanding under the Plan or may substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection (d)) for those outstanding under the Plan. In the event any surviving corporation or entity or acquiring corporation or entity in an Acquisition, or affiliate of such corporation or entity, does not assume such Awards and does not substitute similar stock awards for those outstanding under the Plan, then with respect to (i) Awards held by participants in the Plan whose status as a Service Provider has not terminated prior to such event, the vesting of such Awards (and, if applicable, the time during which such awards may be exercised) shall be accelerated and made fully exercisable and all restrictions thereon shall lapse not later than immediately prior to the closing of the Acquisition (and the Awards shall be terminated if not exercised prior to the closing of such Acquisition), and (ii) any other Awards outstanding under the Plan, such Awards shall be terminated if not exercised prior to the closing of the Acquisition.

(e)           The existence of the Plan, any Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

17.           Time of Granting Awards. The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Service Provider to whom an Award is so granted within a reasonable time after the date of such grant.

18.           Amendment and Termination of the Plan.

(a)           Amendment and Termination. The Board may at any time wholly or partially amend, alter, suspend or terminate the Plan. However, without approval of the Company’s stockholders given within twelve (12) months before or after the action by the Board, no action of the Board may, except as provided in Section 16 hereof, increase the limits imposed in Section 3 hereof on the maximum number of Shares which may be issued under the plan or extend the term of the Plan under Section 7 hereof.

(b)           Stockholder Approval. The Board shall obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

(c)           Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Holder, unless mutually agreed otherwise between the Holder and the Administrator, which agreement must be in writing and signed by the Holder and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted or awarded under the Plan prior to the date of such termination.

19.           Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

20.           Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

21.           Repurchase Provisions. The Administrator in its sole discretion may provide that the Company may repurchase Shares acquired from an Award upon the occurrence of certain specified events, including, without limitation, a Holder’s termination as a Service Provider, divorce, bankruptcy or insolvency.

22.           Participant Representations. The Company may require a Plan participant, as a condition to the grant or exercise of, or acquisition of Shares under, any Award, (i) to give written representations satisfactory to the Company as to the participant’s knowledge and experience in financial and business matters, and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and to give written representations satisfactory to the Company that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of the Award; (ii) to give written representations satisfactory to the Company stating that the Participant is acquiring the Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the stock; and (iii) to give such other written representations as are deemed necessary or appropriate by the Company and its counsel. The foregoing requirements, and any representations given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise or acquisition of stock under the applicable Award has been registered under a then currently effective registration statement under the Securities Act or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

23.           Code Section 409A. To the extent applicable, the Plan and all award agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder. Notwithstanding any provision of the Plan to the contrary, in the event that the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance, the Administrator may adopt such amendments to the Plan and the applicable Award agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance. If upon a Participant’s “separation from service” within the meaning of Code Section 409A, he/she is then a “specified employee” (as defined in Code Section 409A), then solely to the extent necessary to comply with Code Section 409A and avoid the imposition of taxes under Code Section 409A, the Company shall defer payment of “nonqualified deferred compensation” subject to Code Section 409A payable as a result of and within six (6) months following such separation from service under this Plan until the earlier of (i) the first business day of the seventh month following the Participant’s separation from service, or (ii) ten (10) days after the Company receives written confirmation of the Participant’s death. Any such delayed payments shall be made without interest.

24.           Governing Law. The validity and enforceability of this Plan shall be governed by and construed in accordance with the laws of the State of California without regard to otherwise governing principles of conflicts of law.

25.           Restrictions on Shares. Shares acquired under an Award shall be subject to such terms and conditions as the Administrator shall determine in its sole discretion, including, without limitation, transferability restrictions, repurchase rights, requirements that Shares be transferred in the event of certain transactions, rights of first refusal with respect to permitted transfers of Shares, voting agreements, tag-along rights and bring-along rights. Such terms and conditions may, in the Administrator’s sole discretion, be contained in the applicable award agreement, exercise notice or in such other agreement as the Administrator shall determine, in each case in a form determined by the Administrator in its sole discretion. The issuance of such Shares shall be conditioned on the Holder’s consent to such terms and conditions or the Holder’s entering into such agreement or agreements.

26.           Lock-Up Agreement. Each Holder shall agree, if so requested by the Company and an underwriter of shares of Common Stock in connection with any public offering of the Company, not to directly or indirectly offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of or otherwise dispose of or transfer any shares held by it for such period, not to exceed one hundred eighty (180) days following the effective date of the relevant registration statement filed under the Securities Act in connection with the Company’s initial public offering of Common Stock or ninety (90) days following the effective date of the relevant registration statement filed under the Securities Act in connection with any other public offering of Common Stock, in each case as such underwriter shall specify reasonably and in good faith. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

27.           Severability. If any provision of this Plan shall be held to be illegal, invalid or unenforceable under any applicable law, then such contravention or invalidity shall not invalidate the entire Plan and the remainder of the provisions shall remain in full force and effect and in no way shall be affected, impaired or invalidated. Such defective provision shall be deemed to be modified to the extent necessary to render it legal, valid and enforceable, and if no such modification shall render it legal, valid and enforceable, then this Plan shall be construed as if not containing the provision held to be invalid.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

I hereby certify that the Plan was duly adopted by the Board of Directors of LegalZoom.com, Inc. on April 20, 2010.

Executed at Los Angeles, California on this day of April 20, 2010.

/s/ Brian Liu
Brian Liu
Chairman of the Board

I hereby certify that the foregoing Plan was approved by the Series A Preferred stockholders of LegalZoom.com, Inc. on April 20, 2010.

Executed at Los Angeles, California on this day of April 20, 2010.

/s/ Charles Rampenthal
Charles Rampenthal
Secretary

FIRST AMENDMENT TO THE

LEGALZOOM.COM, INC.

2010 STOCK INCENTIVE PLAN

Pursuant to the provisions set forth in Sections 4(b), 16 and 18 of the LegalZoom.com, Inc. 2010 Stock Incentive Plan (the “Plan”), and as a result of LegalZoom.com, Inc.’s (the “Company”) 1-for-3 stock split on July 19, 2011, whereby each issued and outstanding share of the Company’s common stock, par value $0.001 per share, was converted into three (3) shares, par value $0.001 per share, the Company hereby amends the Plan (the “First Amendment”) as follows:

1.             Stock Subject to the Plan. The first paragraph of Section 3 of the Plan is amended and replaced in its entirety with the following:

“Subject to the provisions of Section 16, the maximum aggregate number of Shares which may be issued under this Plan is 8,624,892 Shares. The aggregate number of Shares that may be issued pursuant to the exercise of ISOs under the Plan shall not exceed 8,624,892 Shares on a fully diluted basis, subject to adjustment pursuant to Section 16.”

2.             Acknowledgements. This First Amendment is to be read and construed with the Plan as constituting one and the same plan. Except as specifically modified by this First Amendment, all other remaining provisions, terms and conditions of the Plan are hereby ratified and confirmed and shall remain in full force and effect.

3.             Defined Terms. All capitalized terms in this First Amendment, unless otherwise specifically defined herein, shall have the same defined meanings as in the Plan.

[Remainder of Page Intentionally Left Blank]

1

I hereby certify that the foregoing First Amendment to the LegalZoom.com, Inc. 2010 Stock Incentive Plan was duly adopted by the Board of Directors of the Company on July 19, 2011.

Executed at Los Angeles, California on this 19th day of July 2011.

By:	/s/ Brian Liu
	Name:	Brian Liu
	Title:	Chairman of the Board

I hereby certify that the foregoing First Amendment to the LegalZoom.com, Inc. 2010 Stock Incentive Plan was approved by the Series A Preferred stockholders of the Company on July 19, 2011.

Executed at Los Angeles, California on this 19th day of July 2011.

By:	/s/ Charles E. Rampenthal
	Name:	Charles E. Rampenthal
	Title:	Secretary

2

SECOND AMENDEMNT TO THE

LEGALZOOM.COM, INC.

2010 STOCK INCENTIVE PLAN

Pursuant to the provisions set forth in Sections 4(b), 16 and 18 of the LegalZoom.com, Inc. 2010 Stock Incentive Plan (the “Plan”), LegalZoom.com, Inc. (the “Company”) hereby amends the Plan (the “Second Amendment”) as follows:

1.             Stock Subject to the Plan. The first paragraph of Section 3 of the Plan is amended and replaced in its entirety with the following:

“Subject to the provisions of Section 16, the maximum aggregate number of Shares which may be issued under this Plan is 10,042,039 Shares. The aggregate number of Shares that may be issued pursuant to the exercise of ISOs under the Plan shall not exceed 10,042,039 Shares on a fully diluted basis, subject to adjustment pursuant to Section 16.”

2.             Acknowledgements. This Second Amendment is to be read and construed with the Plan as constituting one and the same plan. Except as specifically modified by this Second Amendment, all other remaining provisions, terms and conditions of the Plan are hereby ratified and confirmed and shall remain in full force and effect.

3.             Defined Terms. All capitalized terms in this Second Amendment, unless otherwise specifically defined herein, shall have the same defined meanings as in the Plan.

[Remainder of Page Intentionally Left Blank]

I hereby certify that the foregoing Second Amendment to the LegalZoom.com, Inc. 2010 Stock Incentive Plan was duty adopted by the Board of Directors of the Company on September 29, 2011.

Executed at Glendale, California on this 29th day of September, 2011.

By:	/s/ Brian Liu
	Name:	Brian Liu
	Title:	Chairman of the Board

I hereby certify that the foregoing Second Amendment to the LegalZoom.com, Inc. 2010 Stock Incentive Plan was approved by the Series A Preferred stockholders of the Company on September 29, 2011.

Executed at Glendale, California on this 29th day of September, 2011.

By:	/s/ Charles E. Rampenthal
	Name:	Charles E. Rampenthal
	Title:	Secretary

GRANT NO.

LEGALZOOM.COM, INC.

2010 STOCK INCENTIVE PLAN

SAR AGREEMENT

LegalZoom.com, Inc., a Delaware corporation (the “Company”), hereby grants a Stock Appreciation Right with respect to its Shares to the Participant named below. The terms and conditions of the SAR are set forth in this cover sheet, in the attachment and in the Company’s 2010 Stock Incentive Plan (the “Plan”).

Award Date: , 201

Name of Participant:

Participant’s Social Security Number: - -

Number of Shares Subject to SAR:

Exercise Price per Share: $ .

Fair Market Value of a Share on Date of SAR Grant: $ .

Expiration Date: , [YEAR]

Vesting Calculation Date: , [YEAR]

Vesting Schedule.

If you continuously remain a Service Provider, you will become incrementally vested as to twenty-five percent (25%) of the total number of Shares subject to this SAR (rounded down to the nearest whole number), as shown above, on each of the first four anniversaries of the Vesting Calculation Date. [In addition, the total number of then unvested Shares subject to this SAR shall become fully vested if (i) your status as a Service Provider is terminated without Cause by the Company or (ii) there is a Change in Control while you are a Service Provider.] Except as provided in the preceding sentence, in the event that your status as a Service Provider ceases prior to the fourth anniversary of the Vesting Calculation Date, you will forfeit to the Company without consideration all of the unvested Shares subject to this SAR.

By signing this cover sheet, you agree to all of the terms and conditions described in this cover sheet, the attached Agreement and in the Plan, a copy of which is also enclosed.

Participant:
(Signature)

Company:
(Signature)

Title:

Attachment

1

GRANT NO.

LEGALZOOM.COM, INC.

2010 STOCK INCENTIVE PLAN

SAR AGREEMENT

The Plan and OtherAgreements

The text of the Plan is incorporated in this Agreement by reference. You and the Company agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement. Unless otherwise defined in this Agreement, certain capitalized terms used in this Agreement and the attached Notice of Exercise are defined in the Plan.

This Agreement and the Plan constitute the entire understanding between you and the Company regarding this SAR. Any prior agreements, commitments or negotiations concerning this SAR are superseded.

This SAR is not intended to be deferred compensation under Section 409A of the Code and will be interpreted accordingly.

Vesting	This SAR is only exercisable before it expires and then only with respect to the vested portion of the SAR. This SAR will vest according to the Vesting Schedule on the attached cover sheet.

Term

Your SAR will expire in any event at the close of business at Company headquarters on the Expiration Date, as shown on the cover sheet. Your SAR will expire earlier if your status as a Service Provider terminates, as described below.

Termination - General

If your status as a Service Provider terminates for any reason (except in the case of death or Disability of a California Participant), other than for Cause, then your SAR will expire at the close of business at Company headquarters on the date that is thirty (30) days after your termination date.

Termination for Cause

If your Service is terminated for Cause or if you commit an act(s) of Cause while this SAR is outstanding, as determined by the Committee in its sole discretion, then you shall immediately forfeit all rights to your SAR and the SAR shall immediately expire.

Death or Disability California Participants only

If you are a California Participant and your Service terminates because of your death or Disability, then your SAR will expire at the close of business at Company headquarters on the date six (12) months after the date of your death or Disability. During that twelve (12) month period, your estate or heirs may exercise the vested portion of your SAR.

Notice of Exercise	When you wish to exercise this SAR, you must notify the Company by properly completing and filing the attached “Notice of Exercise” form

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with the Company. Your notice must specify the whole number of Shares with respect to which you wish to exercise this SAR. The notice can only become effective after it is received by the Company.

If someone else wants to exercise this SAR after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

Form of Payment

Following exercise of a vested SAR, you will receive payment for the difference between the aggregate Fair Market Value of the Shares with respect to which the SAR is exercised and the aggregate Exercise Price. This payment will be made as soon as reasonably practicable following your exercise and the receipt or retention of applicable withholding taxes by the Company. The form of payment will either be in cash and/or Shares in the discretion of the Company having an aggregate equivalent fair market value.

Non-Transferability of SAR

This SAR may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by laws of descent or distribution. This SAR may be exercised during your lifetime by you only. The terms of this SAR shall be binding upon your executors, administrators, heirs, successors and assigns.

Investment Representation

In the event that you receive Shares as payment pursuant to the exercise of this SAR, and such Shares have not been registered under the Securities Act or any applicable state laws at the time this SAR is exercised, you shall, if required by the Company, prior to the receipt of such Shares, deliver to the Company an “Investment Representation Statement” in the form attached hereto and shall make such other written representations as are deemed necessary or appropriate by the Company and/or its counsel.

The Company’s Right of First Refusal

In the event that you propose to sell, pledge, assign, hypothecate, transfer, or otherwise dispose of (including transfer by gift or operation of law and, collectively, “Transfer”) to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth herein (the “Right of First Refusal”).

If you desire to transfer Shares acquired under this Agreement, you must deliver to the Company a written notice (the “Transfer Notice”) stating: (A) your bona fide intention to sell or otherwise Transfer such Shares; (B) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (C) the number of Shares to be Transferred to each Proposed Transferee; and (D) the bona fide cash price or other consideration for which you propose to Transfer the Shares (the

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“Offered Price”), and you shall offer the Shares at the Offered Price to the Company or its assignee(s).

Within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may elect in writing to purchase all, but not less than all, of the Shares proposed to be Transferred to any one or more of the Proposed Transferees.

The purchase price (the “Purchase Price”) for the Shares repurchased under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Administrator in good faith. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of you to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Transfer Notice or in the manner and at the times set forth in the Transfer Notice.

If all of the Shares proposed in the Transfer Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided herein, then you may sell or otherwise Transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other Transfer is consummated within one hundred twenty (120) days after the date of the Transfer Notice and provided further that any such sale or other Transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not Transferred to the Proposed Transferee within such period, a new Transfer Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal as provided herein before any Shares held by you may be sold or otherwise Transferred.

Anything to the contrary contained in the paragraphs above notwithstanding, the Transfer of any or all of the Shares during your lifetime or upon your death by will or intestacy to your Immediate Family (as defined below) or a trust for the benefit of your Immediate Family shall be exempt from the Right of First Refusal. As used herein, “Immediate Family” shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister or stepchild (whether or not adopted). In such case, the transferee or other recipient shall receive and hold the Shares so Transferred subject to the provisions of this Section (including the Right of First Refusal) and there shall be no

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further Transfer of such Shares except in accordance with the terms of this Section.

The Right of First Refusal shall terminate as to all Shares upon the Public Trading Date.

Right of Repurchase

If your status as a Service Provider is terminated for any reason, the Company shall have the right (but not the obligation) to purchase from you, or your personal representative, as the case may be, any or all of the Shares that you have or will acquire under this SAR (and any or all Shares acquired upon exercise of the SAR after the date on which you cease to be a Service Provider) at a per Share price equal to the Fair Market Value of a Share on the date on which you cease to be a Service Provider (the “Call Right”).

The Company may exercise the Call Right by delivering to you (or your transferee or legal representative, as the case may be) personally or by registered mail within ninety (90) days after the date on which you cease to be a Service Provider (or, in the case of Shares which are acquired after the date on which you cease to be a Service Provider, then within ninety (90) days after the date on which such Shares are acquired), a notice in writing indicating the Company’s intention to exercise the Call Right and setting forth a date for closing not later than thirty (30) days from the mailing of such notice. The closing shall take place at the Company’s office. At the closing, the holder of the certificates for the Shares being transferred shall deliver the stock certificate or certificates evidencing the Shares, and the Company shall deliver the purchase price therefor.

At its option, the Company may elect to make payment for the Shares to a bank selected by the Company. The Company shall avail itself of this option by a notice in writing to you stating the name and address of the bank, date of closing, and waiving the closing at the Company’s office.

If the Company does not elect to exercise the Call Right conferred above by giving the requisite notice within the time provided herein, the Call Right shall terminate.

The Call Right shall terminate as to all Shares upon the Public Trading Date.

Drag-Along Sales

Notwithstanding any other provision of this Award, if the Company or its stockholders receive a bona fide arms’ length offer in writing from a third person or third persons who are not affiliates of the Company (a “Third Party”) (i) to purchase all or substantially all of the Shares of Common Stock of the Company, (ii) to effect a business combination

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of the Company with such Third Party or a subsidiary of such Third Party, or (iii) to purchase or otherwise acquire all or substantially all the assets of the Company (any of the transactions described in clauses (i), (ii) or (iii), an “Acquisition Proposal”), and the Company or such stockholders desire to accept or cause the Company to accept such Acquisition Proposal, then, upon the demand of the Company (the “Drag-Along Right”), you shall be required, as the case may be (x) to sell to such Third Party a number of Shares of Common Stock owned by you, if any, equal to the number of Shares specified in the applicable Drag-Along Notice (as defined below) (it being expressly agreed and understood that in connection with any Acquisition Proposal for less than 100% of the total outstanding Shares of the Company’s Common Stock, you shall be required to sell that percentage of your Shares of Common Stock equal to the percentage of Shares of Common Stock of the Company being sold in connection with such Acquisition Proposal), for the same consideration and on the same purchase terms and conditions as the Company or such stockholders, as applicable, and such Third Party have agreed with respect to the Company’s Common Stock generally in such transaction, and (y) to vote all of the capital stock beneficially owned by you in favor of such Acquisition Proposal and take all other necessary or desirable actions within your control (including, without limitation, by attending meetings in person or by proxy for the purpose of obtaining a quorum, executing written consents in lieu of meetings and refraining from exercising appraisal rights with respect to any such Acquisition Proposal), to cause the approval of such Acquisition Proposal; provided, that notwithstanding the foregoing, the liability for any indemnity obligations of you under such document shall be several and not joint and several, and, with respect to representations and warranties, shall not apply to any representations or warranties other than representations and warranties relating solely to you.

Prior to consummating any Acquisition Proposal, if the Company elects to exercise the Drag-Along Right, the Company shall provide you with written notice (the “Drag-Along Notice”) not more than thirty (30) nor less than ten (10) days prior to the proposed closing date (the “Drag-Along Sale Date”) therefor. The Drag-Along Notice shall be accompanied by a copy of any written agreement relating to the Acquisition Proposal and shall set forth, if applicable: (i) the proposed amount and form of consideration to be paid per Share of Common Stock of the Company and the terms and conditions of payment offered by the Third Party; (ii) the aggregate number of Shares of Common Stock outstanding as of the close of business on the day prior to the date of the Drag-Along Notice; (iii) the Drag-Along Sale Date; and (iv) confirmation that the Third Party has agreed to purchase your Shares of Common Stock in accordance with the terms hereof.

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On the Drag-Along Sale Date, you, if a participant in the applicable Drag-Along Sale, (a) authorize the Company (or the Company’s transfer agent, if any) to record in the Company’s books and records the transfer of all of your Shares of Common Stock included in such Drag-Along Sale which are not represented by one or more certificates, from you to the purchaser in the Drag-Along Sale and (b) shall deliver all certificates, if any, which represent Shares of Common Stock owned by you included in such Drag-Along Sale, duly endorsed for transfer with signatures guaranteed, to the purchaser in the Drag-Along Sale, in the manner and at the address indicated in the Drag-Along Notice, in each case against delivery of the purchase price for such Shares of Common Stock. In addition, you, if a participant in the applicable Drag-Along Sale, shall take all action as the Company or the purchaser in the Drag-Along Sale shall reasonably request as necessary to vest in the purchaser in the Drag-Along Sale all Shares of Common Stock owned by you included in such Drag Along Sale, whether in certificated or uncertificated form, free and clear of all liens, charges and encumbrances of any kind.

You shall cooperate in good faith with the Company in connection with the consummation of the Drag-Along Sale, including, without limitation, by executing a document containing customary representations, warranties, indemnities and agreements as requested by any Third Party in connection with the Drag-Along Sale.

These Drag-Along Sale provisions shall terminate as to all Shares of Common Stock owned by you upon the Public Trading Date.

Leaves of Absence

For purposes of this SAR, while you are a common-law employee, your status as a Service Provider does not terminate when you go on a bona fide leave of absence that was approved by the Company (or its Parent, Subsidiary or Affiliate) in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. Your status as a Service Provider terminates in any event when the approved leave ends, unless you immediately return to active work.

The Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan.

Restrictions on Exercise	The Company will not permit you to exercise this SAR if the issuance of Shares or payment of cash at that time would violate any law or regulation.

Notwithstanding anything to the contrary, this SAR is granted on the condition that the Company’s stockholders approve the Plan. You understand and agree that this SAR may not be exercised unless the

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Company’s stockholders timely approve the Plan. If the Company’s stockholders do not approve the Plan, then this SAR shall be immediately forfeited without consideration.

Taxes and Withholding	You will be solely responsible for payment of any and all applicable taxes associated with this SAR.

You will not be allowed to exercise this SAR unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the grant, exercise, vesting or dispositions of this SAR or the underlying Shares. Any such tax or withholding obligations may be settled in the Company’s discretion by the Company withholding and retaining a portion of the cash and/or the Shares from the payment that would otherwise be deliverable to you under the vesting SAR. Such withheld Shares will be applied to pay the withholding obligation by using the aggregate Fair Market Value of the withheld Shares as of the date of vesting. You will be delivered the net amount of cash and/or vested Shares after the withholding has been effected and you will not receive the withheld cash and/or Shares.

Restrictions on Resale

By signing this Agreement, you agree not to exercise this SAR or sell any Shares acquired under this SAR at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise, sale or issuance of Shares. The Company shall have the right to designate one or more periods of time, each of which shall not exceed one hundred eighty (180) days in length, during which this SAR shall not be exercisable, and any Shares acquired under his SAR shall not be sold, if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this SAR shall be exercisable.

If the sale of Shares acquired under this SAR is not registered under the Securities Act, but an exemption is available which requires an investment representation or other representation and warranty, you shall represent and agree at the time of exercise that the Shares being acquired upon exercise of this SAR are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations and warranties as are deemed necessary or

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appropriate by the Company and its counsel.

You may also be required, as a condition of exercise of this SAR, to enter into any Stockholders Agreement or other agreements that are applicable to stockholders.

No Retention Rights

This Agreement is not an employment agreement and does not give you the right to be retained by the Company (or its Parent, Subsidiaries or Affiliates). The Company (or any Parent and any Subsidiaries or Affiliates) reserves the right to terminate your Service at any time and for any reason.

Stockholder Rights

You, or your estate or heirs, have no rights as a stockholder of the Company until a certificate for your SAR’s Shares (if any) has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

Adjustments

In the event of a stock split, a stock dividend or a similar change in the Company stock, the number of Shares covered by this SAR (rounded down to the nearest whole number) and the Exercise Price per Share may be adjusted pursuant to the Plan.

Legends

All certificates representing the Shares issued (if any) upon exercise of this SAR may, where applicable, have endorsed thereon the following legends and any other legend the Company determines appropriate:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE.”

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

Notice	Any notice to be given or delivered to the Company relating to this Agreement shall be in writing and addressed to the Company at its

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principal corporate offices. Any notice to be given or delivered to you relating to this Agreement shall be in writing and addressed to you at such address of which you advise the Company in writing. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of California.

By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan. Any inconsistency between this Agreement and the Plan shall be resolved by reference to the Plan.

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GRANT NO.

LEGALZOOM.COM, INC.

NOTICE OF EXERCISE OF STOCK APPRECIATION RIGHT (“SAR”) BY PARTICIPANT

LegalZoom.com, Inc.
Attention: Secretary

Re:	Exercise of SAR

[PRINT NAME OF PARTICIPANT]

Pursuant to the SAR Agreement dated                                       ,              between LegalZoom.com, Inc., a Delaware corporation, (the “Company”) and me, made pursuant to the 2010 Stock Incentive Plan (the “Plan”), I hereby request to exercise my SAR with respect to                shares (whole number only) of common stock of the Company (the “Shares”), at the exercise price of $                     per Share. I further understand and agree that I will timely satisfy any and all applicable tax withholding obligations as a condition of this SAR exercise.

If Shares will be issued to me as a result of this exercise of my SAR, with the number of any Shares determined by the Committee, then please issue such Shares as follows:

Check one:	☐	The Shares certificate is to be issued and registered in my name only.

	☐	The Shares certificate is to be issued and registered in my name and my spouse’s name.

[PRINT SPOUSE’S NAME, IF CHECKING SECOND BOX]

Check one (if checked second box above):

☐ Community Property or ☐ Joint Tenants With Right of Survivorship

I acknowledge that I have received, understand and continue to be bound by all of the terms and conditions set forth in the Plan and in the SAR Agreement.

Dated:

(Participant’s Signature)	(Spouse’s Signature)**

**Spouse must sign this Notice of Exercise if listed above.

(Full Address)	(Full Address)

*THIS NOTICE OF EXERCISE MAY BE REVISED BY THE COMPANY AT ANY TIME WITHOUT NOTICE.

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GRANT NO.

LEGALZOOM.COM, INC.

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	LEGALZOOM.COM, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed shares of Common Stock (the “Securities”) of LegalZoom.com, Inc. (the “Company”), I represent to the Company the following:

1.                                       I am aware of the Company’s business affairs and financial condition and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am acquiring these Securities for investment for my own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

2.                                       I acknowledge and understand that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. I understand that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. I further acknowledge and understand that the Company is under no obligation to register the Securities. I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

3.                                       I am familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Securities to me, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Securities, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which generally requires (i) if the Company has not been subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act for at least ninety (90) days then the resale must occur not less than one (1) year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144, or (ii) if the Company has been subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act for at least ninety (90) days then the resale must occur not less than six (6) months after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, depending on whether Securities being sold are by

1

an affiliate or non-affiliate of the Company along with other facts, the satisfaction of some or all of the conditions set forth in Sections (1), (2), (3) and (4) of the paragraph immediately above.

4.                                       I further understand that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. I understand that no assurances can be given that any such other registration exemption will be available in such event.

5.                                       I understand and acknowledge that the Company will rely upon the accuracy and truth of the foregoing representations and I hereby consent to such reliance.

Signature of Participant:

Date:

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LEGALZOOM.COM, INC.

2010 STOCK INCENTIVE PLAN

STOCK AWARD AGREEMENT

LegalZoom.com, Inc., a Delaware corporation, (the “Company”), hereby awards a Stock Award of restricted stock (the “Restricted Stock”) to the Participant named below. The terms and conditions of the Stock Award are set forth in this cover sheet and the attached Stock Award Agreement and in the LegalZoom.com, Inc. 2010 Stock Incentive Plan (the “Plan”).

Date of Award:

Name of Participant:

Number of Shares of Restricted Stock Awarded:

Amount Paid by Participant for the Shares of Restricted Stock Awarded: $

Aggregate Fair Market Value of Restricted Stock on Date of Award: $

Vesting Calculation Date: , [YEAR]

Vesting Schedule: [TAILOR BELOW VESTING AS DESIRED AND DETERMINE WHETHER OR NOT ACCELERATED VESTING WILL BE PROVIDED IN ANY CIRCUMSTANCES]

If you continuously remain a Service Provider, you will become incrementally vested as to 25% of the total number of Shares of Restricted Stock awarded (rounded down to the nearest whole number), as shown above on the cover sheet, on each of the first four anniversaries of the Vesting Calculation Date. [In addition, the total number of then unvested Shares subject to this Award shall become fully vested if (i) your status as a Service Provider is terminated without Cause by the Company or (ii) there is a Change in Control while you are a Service Provider.] Except as provided in the preceding sentence, in the event that your status as a Service Provider ceases prior to the fourth anniversary of the Vesting Calculation Date, you will forfeit to the Company without consideration all of the unvested Shares subject to this Award.

By signing this cover sheet, you agree to all terms and conditions described in the attached Stock Award Agreement and in the Plan. You specifically acknowledge that you have carefully read the section entitled “Code Section 83(b) Election” and the attachment entitled “Section 83(b) Elections” and you further acknowledge that you are solely responsible for filing any Code Section 83(b) election, and that such election must be filed within thirty (30) days after the Date of Award in order to be effective. You are also acknowledging receipt of this Agreement and a copy of the Plan.

Company:	Participant:

By:
Its:

Attachments

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LEGALZOOM.COM, INC.

2010 STOCK INCENTIVE PLAN

STOCK AWARD AGREEMENT

The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by this reference. You and the Company agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement. Unless otherwise defined in this Agreement, certain capitalized terms used in this Agreement are defined in the Plan.

This Agreement, the attached Exhibits and the Plan constitute the entire understanding between you and the Company regarding this Award of Restricted Stock. Any prior agreements, commitments or negotiations are superseded.

Award of Restricted Stock

The Company awards you the number of shares of Restricted Stock shown on the cover sheet of this Agreement. The Award is subject to the terms and conditions of this Agreement and the Plan. This Award is not intended to constitute a nonqualified deferred compensation plan within the meaning of Section 409A of the Code and will be interpreted accordingly. You may also be required, as a condition of this Award, to enter into any Stockholders Agreement or other agreements that are applicable to stockholders.

Vesting	This Award will vest according to the Vesting Schedule on the attached cover sheet.

Escrow

The certificate(s) for the Restricted Stock shall be deposited in escrow with the Secretary of the Company (or his/her designee) to be held in accordance with the provisions of this paragraph. Each deposited certificate shall be accompanied by a duly executed Assignment Separate from Certificate in the form attached hereto as Exhibit A. The deposited certificates shall remain in escrow until such time as the certificates are to be released or otherwise surrendered for cancellation as discussed below. Upon delivery of the certificates to the Company, you shall be issued an instrument of deposit acknowledging the number of Shares of Restricted Stock delivered in escrow to the Secretary of the Company.

All regular cash dividends, if any, on the Restricted Stock shall be paid directly to you and shall not be held in escrow.

The Restricted Stock held in escrow hereunder shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Company, provided, however, that the minimum number of Shares released to you in any individual release of Share certificates must be at least twenty-five (25) Shares (unless the release represents your final

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release of Share certificates from escrow):

•                  When your interest in the Restricted Stock vests, the certificates for such vested Restricted Stock shall be released from escrow and delivered to you, at your request. Upon termination of your status as a Service Provider for any reason prior to vesting and in which no vesting is provided upon such termination, any unvested Restricted Stock subject to this Agreement shall be immediately surrendered to the Company.

Non Transferability

Restricted Stock may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by laws of descent or distribution. This Award may be exercised during your lifetime by you only. The terms of this Award shall be binding upon your executors, administrators, heirs, successors and assigns.

Investment Representation

If the Shares of Restricted Stock subject to this Award have not been registered under the Securities Act or any applicable state laws at the time this Award is exercised, you shall, if required by the Company, concurrently with the exercise of all or any portion of this Award, deliver to the Company an “Investment Representation Statement” in the form attached hereto as Exhibit C and shall make such other written representations as are deemed necessary or appropriate by the Company and/or its counsel.

The Company’s Right of First Refusal

In the event that you propose to sell, pledge, assign, hypothecate, transfer, or otherwise dispose of (including transfer by gift or operation of law and, collectively, “Transfer”) to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth herein (the “Right of First Refusal”).

If you desire to transfer Shares acquired under this Agreement, you must deliver to the Company a written notice (the “Transfer Notice”) stating: (A) your bona fide intention to sell or otherwise Transfer such Shares; (B) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (C) the number of Shares to be Transferred to each Proposed Transferee; and (D) the bona fide cash price or other consideration for which you propose to Transfer the Shares (the “Offered Price”), and you shall offer the Shares at the Offered Price to the Company or its assignee(s).

Within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may elect in writing to purchase all, but not less than all, of the Shares proposed to be Transferred to any one or more of the Proposed Transferees.

The purchase price (the “Purchase Price”) for the Shares repurchased under this Section shall be the Offered Price. If the Offered Price includes

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consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Administrator in good faith. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of you to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Transfer Notice or in the manner and at the times set forth in the Transfer Notice.

If all of the Shares proposed in the Transfer Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided herein, then you may sell or otherwise Transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other Transfer is consummated within one hundred twenty (120) days after the date of the Transfer Notice and provided further that any such sale or other Transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not Transferred to the Proposed Transferee within such period, a new Transfer Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal as provided herein before any Shares held by you may be sold or otherwise Transferred.

Anything to the contrary contained in the paragraphs above notwithstanding, the Transfer of any or all of the Shares during your lifetime or upon your death by will or intestacy to your Immediate Family (as defined below) or a trust for the benefit of your Immediate Family shall be exempt from the Right of First Refusal. As used herein, “Immediate Family” shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister or stepchild (whether or not adopted). In such case, the transferee or other recipient shall receive and hold the Shares so Transferred subject to the provisions of this Section (including the Right of First Refusal) and there shall be no further Transfer of such Shares except in accordance with the terms of this Section.

The Right of First Refusal shall terminate as to all Shares upon the Public Trading Date.

Right of Repurchase

If your status as a Service Provider is terminated for any reason, the Company shall have the right (but not the obligation) to purchase from you, or your personal representative, as the case may be, any or all of the Shares that you have or will acquire under this Award (and any or all Shares acquired upon exercise of the Award after the date on which you cease to be a Service Provider) at a per Share price equal to the Fair Market Value of a Share on the date on which you cease to be a Service Provider (the “Call Right”).

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The Company may exercise the Call Right by delivering to you (or your transferee or legal representative, as the case may be) personally or by registered mail within ninety (90) days after the date on which you cease to be a Service Provider (or, in the case of Shares which are acquired after the date on which you cease to be a Service Provider, then within ninety (90) days after the date on which such Shares are acquired), a notice in writing indicating the Company’s intention to exercise the Call Right and setting forth a date for closing not later than thirty (30) days from the mailing of such notice. The closing shall take place at the Company’s office. At the closing, the holder of the certificates for the Shares being transferred shall deliver the stock certificate or certificates evidencing the Shares, and the Company shall deliver the purchase price therefor.

At its option, the Company may elect to make payment for the Shares to a bank selected by the Company. The Company shall avail itself of this option by a notice in writing to you stating the name and address of the bank, date of closing, and waiving the closing at the Company’s office.

If the Company does not elect to exercise the Call Right conferred above by giving the requisite notice within the time provided herein, the Call Right shall terminate.

The Call Right shall terminate as to all Shares upon the Public Trading Date.

Drag-Along Sales

Notwithstanding any other provision of this Award, if the Company or its stockholders receive a bona fide arms’ length offer in writing from a third person or third persons who are not affiliates of the Company (a “Third Party”) (i) to purchase all or substantially all of the Shares of Common Stock of the Company, (ii) to effect a business combination of the Company with such Third Party or a subsidiary of such Third Party, or (iii) to purchase or otherwise acquire all or substantially all the assets of the Company (any of the transactions described in clauses (i), (ii) or (iii), an “Acquisition Proposal”), and the Company or such stockholders desire to accept or cause the Company to accept such Acquisition Proposal, then, upon the demand of the Company (the “Drag-Along Right”), you shall be required, as the case may be (x) to sell to such Third Party a number of Shares of Common Stock owned by you, if any, equal to the number of Shares specified in the applicable Drag-Along Notice (as defined below) (it being expressly agreed and understood that in connection with any Acquisition Proposal for less than 100% of the total outstanding Shares of the Company’s Common Stock, you shall be required to sell that percentage of your Shares of Common Stock equal to the percentage of Shares of Common Stock of the Company being sold in connection with such Acquisition Proposal), for the same consideration and on the same purchase terms and conditions as the Company or such stockholders, as applicable, and such Third Party have agreed with respect to the Company’s Common

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Stock generally in such transaction, and (y) to vote all of the capital stock beneficially owned by you in favor of such Acquisition Proposal and take all other necessary or desirable actions within your control (including, without limitation, by attending meetings in person or by proxy for the purpose of obtaining a quorum, executing written consents in lieu of meetings and refraining from exercising appraisal rights with respect to any such Acquisition Proposal), to cause the approval of such Acquisition Proposal; provided, that notwithstanding the foregoing, the liability for any indemnity obligations of you under such document shall be several and not joint and several, and, with respect to representations and warranties, shall not apply to any representations or warranties other than representations and warranties relating solely to you.

Prior to consummating any Acquisition Proposal, if the Company elects to exercise the Drag-Along Right, the Company shall provide you with written notice (the “Drag-Along Notice”) not more than thirty (30) nor less than ten (10) days prior to the proposed closing date (the “Drag-Along Sale Date”) therefor. The Drag-Along Notice shall be accompanied by a copy of any written agreement relating to the Acquisition Proposal and shall set forth, if applicable: (i) the proposed amount and form of consideration to be paid per Share of Common Stock of the Company and the terms and conditions of payment offered by the Third Party; (ii) the aggregate number of Shares of Common Stock outstanding as of the close of business on the day prior to the date of the Drag-Along Notice; (iii) the Drag-Along Sale Date; and (iv) confirmation that the Third Party has agreed to purchase your Shares of Common Stock in accordance with the terms hereof.

On the Drag-Along Sale Date, you, if a participant in the applicable Drag-Along Sale, (a) authorize the Company (or the Company’s transfer agent, if any) to record in the Company’s books and records the transfer of all of your Shares of Common Stock included in such Drag-Along Sale which are not represented by one or more certificates, from you to the purchaser in the Drag-Along Sale and (b) shall deliver all certificates, if any, which represent Shares of Common Stock owned by you included in such Drag-Along Sale, duly endorsed for transfer with signatures guaranteed, to the purchaser in the Drag-Along Sale, in the manner and at the address indicated in the Drag-Along Notice, in each case against delivery of the purchase price for such Shares of Common Stock. In addition, you, if a participant in the applicable Drag-Along Sale, shall take all action as the Company or the purchaser in the Drag-Along Sale shall reasonably request as necessary to vest in the purchaser in the Drag-Along Sale all Shares of Common Stock owned by you included in such Drag Along Sale, whether in certificated or uncertificated form, free and clear of all liens, charges and encumbrances of any kind.

You shall cooperate in good faith with the Company in connection with the consummation of the Drag-Along Sale, including, without limitation, by executing a document containing customary representations, warranties,

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indemnities and agreements as requested by any Third Party in connection with the Drag-Along Sale.

These Drag-Along Sale provisions shall terminate as to all Shares of Common Stock owned by you upon the Public Trading Date.

Code Section 83(b) Election

You represent and warrant that you understand the Federal, state and local income tax consequences of the granting of this Restricted Stock. Under Section 83 of the Code, the Fair Market Value of the Restricted Stock on the date any forfeiture restrictions applicable to such Restricted Stock lapse will be reportable as ordinary income at that time. For this purpose, “forfeiture restrictions” include surrender to the Company of unvested Restricted Stock as described above. You may voluntarily elect to be taxed at the time the Restricted Stock is acquired to the extent that the Fair Market Value of the Restricted Stock exceeds the amount of consideration paid by you (if any) for such Restricted Stock at that time rather than when such Restricted Stock ceases to be subject to such forfeiture restrictions, by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days after the Date of Award. A form for making this election is attached as Exhibit B hereto. Failure to make this filing within the thirty (30) day period will result in the recognition of ordinary income by you as the forfeiture restrictions lapse. YOU ACKNOWLEDGE THAT IT IS YOUR SOLE RESPONSIBILITY, AND NOT THE COMPANY’S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(b), EVEN IF YOU REQUEST THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON YOUR BEHALF. MOREOVER, YOU ARE RELYING SOLELY ON YOUR OWN ADVISORS WITH RESPECT TO THE DECISION AS TO WHETHER OR NOT TO FILE A CODE SECTION 83(b) ELECTION.

Leaves of Absence

For purposes of this Agreement, while you are a common-law employee, your status as a Service Provider does not terminate when you go on a bona fide leave of absence that was approved by the Company (or its Parent, Subsidiary or Affiliate) in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. Your status as a Service Provider terminates in any event when the approved leave ends, unless you immediately return to active work.

The Company determines which leaves count for this purpose, and when your status as a Service Provider terminates for all purposes under the Plan.

Voting and Other Rights

Subject to the terms of this Agreement, you shall have all the rights and privileges of a stockholder of the Company while the Restricted Stock is held in escrow, including the right to vote and to receive dividends (if any).

Adjustments	In the event of a stock split, a stock dividend or a similar change in the

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Company stock, the number of outstanding Shares of Restricted Stock covered by this Award may be adjusted (and rounded down to the nearest whole number) pursuant to the Plan.

Restrictions on Issuance	The Company will not issue any Restricted Stock or Shares if the issuance of such Restricted Stock or Shares at that time would violate any law or regulation.

Notwithstanding anything to the contrary, this Award is granted on the condition that the Company’s Series A preferred stockholders approve the Plan. You understand and agree that this Award may not be settled (or dividends paid to you on any Shares subject to this Award) unless the Company’s Series A stockholders approve the Plan. If the Company’s Series A stockholders do not approve the Plan then this Award (and any accrued dividends) shall be forfeited without consideration.

Taxes and Withholding	You will be solely responsible for payment of any and all applicable taxes associated with this Award.

The delivery to you of any Shares will not be permitted unless and until you have satisfied any withholding or other taxes that may be due. [Any such tax withholding obligations may be settled by the Company withholding and retaining a portion of the Shares from the Shares that would otherwise be deliverable to you as of the vesting date and/or by Shares which have already been owned by you for more than six (6) months and which are surrendered to the Company. Such withheld or surrendered Shares will be applied to pay the withholding obligation by using the aggregate fair market value of the withheld or surrendered Shares as of the date of vesting. If Shares are withheld, then you will be delivered the net amount of vested Shares after the Share withholding has been effected and you will not receive the withheld Shares.]

Restrictions on Resale

By signing this Agreement, you agree not to sell any Shares acquired under this Award at a time when applicable laws, regulations or Company or underwriter trading policies or agreements prohibit the sale or issuance of Shares. The Company shall have the right to designate one or more periods of time, each of which shall not exceed one hundred eighty (180) days in length, during which any Shares acquired under this Award shall not be sold, if the Company determines (in its sole discretion) that such limitation on sale could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities.

If the sale of Shares acquired under this Award is not registered under the

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Securities Act, but an exemption is available which requires an investment representation or other representation and warranty, you shall represent and agree that the Shares being acquired are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations and warranties as are deemed necessary or appropriate by the Company and its counsel.

Legends	All certificates representing the Common Stock issued under this Award may, where applicable, have endorsed thereon the following legend and any other legend the Company determines appropriate:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE.”

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

No Retention Rights

This Agreement is not an employment agreement and does not give you the right to be retained by the Company (or its Parents, Subsidiaries or Affiliates) and you agree that you are an employee-at-will. The Company (or its Parents, Subsidiaries or Affiliates) reserves the right to terminate your status as a Service Provider at any time and for any reason.

Notice

Any notice to be given or delivered to the Company relating to this Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice to be given or delivered to you relating to this Agreement shall be in writing and addressed to you at such address of which you advise the Company in writing. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of California.

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In consideration of the Company granting you this Restricted Stock, please acknowledge your agreement to fully comply with all of the terms and provisions contained herein by signing this Agreement on the cover page and returning it promptly to:

LegalZoom.com, Inc.

Attention: [          ], Secretary

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EXHIBIT A

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED and pursuant to that certain Stock Award Agreement dated as of [                  ], the undersigned hereby sells, assigns and transfers unto [            ] shares of the Common Stock of LegalZoom.com, Inc., a Delaware corporation, standing in the undersigned’s name on the books of said corporation represented by certificate No.                         , herewith, and does hereby irrevocably constitute and appoint                            attorney-in-fact to transfer the said stock on the books of the said corporation with full power of substitution in the premises.

Dated: [Month] [Day], 20

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EXHIBIT B

ELECTION UNDER SECTION 83(b) OF

THE INTERNAL REVENUE CODE

The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

1.	The name, address and social security number of the undersigned:

Social Security No. :

2.	Description of property with respect to which the election is being made:

shares of common stock of LegalZoom.com, Inc. (the “Company”).

3.	The date on which the property was transferred is , [YEAR].

4.	The taxable year to which this election relates is calendar year [YEAR].

5.	Nature of restrictions to which the property is subject:

The shares of stock are subject to the provisions of a Stock Award Agreement (the “Agreement”) between the undersigned and the Company. The shares of stock are subject to forfeiture under the terms of the Agreement.

6.	The Fair Market Value of the property at the time of transfer (determined without regard to any lapse restriction) was $ per share, [for a total of $ . ]

7.	The amount paid by taxpayer for the property was $ .

8.	A copy of this statement has been furnished to the Company.

Dated: , [YEAR].

[Taxpayer’s Name]

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SECTION 83(b) ELECTIONS

This memorandum briefly describes certain aspects of Internal Revenue Code Section 83 and Section 83 (b) elections as they exist under current law. A form of election is attached. The effect of making the election is that it permits the employee or consultant to include in his or her gross income, in his or her taxable year in which unvested shares are transferred, the excess, if any, of (i) the Fair Market Value of such shares at the time of transfer (determined without regard to restrictions other than those which will never lapse), over (ii) the amount (if any) paid for such shares.

By making the Section 83(b) election, subsequent appreciation in the value of the shares generally will be taxed as a capital gain, rather than as compensation. Also, appreciation that occurs after the transfer but prior to vesting will not be taxed until the shares are sold. Finally, such subsequent appreciation may be deferred if transfer occurs in a tax-free reorganization or may go untaxed altogether if a stepped-up basis results from transfer by reason of death. However, if the shares are forfeited the employees or consultants who made the election can only deduct a loss to the extent the amount received (if any) on forfeiture is less than the amount paid (if any) for such shares. Thus, such employees or consultants are precluded from recovering the tax paid with respect to any reported compensation income. Moreover, any loss recognized will generally be a capital loss which can only offset capital gains plus $3,000 of ordinary income ($1,500 in the case of married individuals filing a separate return).

In the absence of an election, the employee or consultant who receives unvested shares does not recognize any income until such shares vest. In the taxable year in which any shares vest such employee or consultant will recognize compensation income equal to the excess, if any, of (i) the Fair Market Value of the vested shares on the vesting date, over (ii) the amount (if any) paid for such shares. If the shares are forfeited the employee or consultant will recognize ordinary loss to the extent the amount received on forfeiture is less than the amount paid for such shares.

The election must be made not later than thirty (30) days after the date of transfer of the shares to the employee or consultant. The election is to be filed with the Internal Revenue Service Center with which the employee or consultant files his or her return. In general, the election is irrevocable.

Each filing should be made by certified mail with the sender’s receipt postmarked at the time of mailing to establish proof of filing. Also, one copy of the election should be filed with the company. Finally, one copy of the election must be submitted with the employee’s federal income tax returns for the taxable year in which the shares are transferred. Although the election must be made within thirty (30) days of the date of transfer of the shares, the tax, if any, arising out of the election need not be paid until the employee or consultant files his or her tax return for the tax year of transfer (subject to the withholding rules discussed below).

The company should be entitled to a tax deduction for federal income tax purposes equal to the amount, if any, included in the gross income of the employees or consultants receiving the shares. Any deduction is allowed for the taxable year of the company

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in which or with which ends the taxable year in which the amount was included in the gross income of the employee or consultant.

While it may be desirable from a tax standpoint for employees and consultants to make an 83(b) election at the time unvested shares are acquired, the matter should be reviewed by each employee or consultant with his or her tax adviser.

The foregoing is intended only as a general summary of the tax consequences of Section 83(b) elections.

[Remainder Intentionally Left Blank.]

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EXHIBIT C

LEGALZOOM.COM, INC.

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	LEGALZOOM.COM, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed shares of Common Stock (the “Securities”) of LegalZoom.com, Inc. (the “Company”), I represent to the Company the following:

1.                                       I am aware of the Company’s business affairs and financial condition and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am acquiring these Securities for investment for my own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

2.                                       I acknowledge and understand that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. I understand that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. I further acknowledge and understand that the Company is under no obligation to register the Securities. I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

3.                                       I am familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Securities to me, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Securities, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which generally requires (i) if the Company has not been subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act for at least ninety (90) days then the resale must occur not less than one (1) year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144, or (ii) if the Company has been subject to the reporting requirements of

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Section 13 or 15(d) of the Exchange Act for at least ninety (90) days then the resale must occur not less than six (6) months after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, depending on whether Securities being sold are by an affiliate or non-affiliate of the Company along with other facts, the satisfaction of some or all of the conditions set forth in Sections (1), (2), (3) and (4) of the paragraph immediately above.

4.                                       I further understand that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. I understand that no assurances can be given that any such other registration exemption will be available in such event.

5.                                       I understand and acknowledge that the Company will rely upon the accuracy and truth of the foregoing representations and I hereby consent to such reliance.

Signature of Participant:

Date:

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LEGALZOOM.COM, INC.

2010 STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT

Pursuant to the LegalZoom.com, Inc [            ] 2010 Stock Incentive Plan (the “Plan”), LegalZoom.com, Inc. (the “Company”) hereby grants to the Optionee listed below (“Optionee”), an option (the “Option”) to purchase the number of shares of the Company’s Common Stock set forth below (the “Shares”), subject to the terms and conditions of the Plan and this Stock Option Agreement. All capitalized terms used in this Stock Option Agreement without definition shall have the meanings ascribed to such terms in the Plan.

I.                                         NOTICE OF STOCK OPTION GRANT

Optionee:	[ ]

Date of Grant:	[ ]

First Vest Date:	[ ]

Exercise Price per Share:	$[ ]

Total Number of Shares Granted:	[ ]

Total Exercise Price:	$[ ]

Term/Expiration Date:	[10 yrs from Grant Date]

Type of Option:	☐ Incentive Stock Option	☒ Non-Qualified Stock Option

Vesting Schedule:	This Option shall vest according to the following schedule:

Subject to the termination provisions of this Stock Option Agreement and the Plan, the options granted herein shall vest 25% on the First Vest Date set forth above (the “First Vest Date”) and then the remaining 75% shall vest in equal annual installments over the next three (3) years following the First Vest Date. In the event the Optionee’s employment is terminated, the vesting shall cease and the unvested options shall terminate.

Termination Period:

Except in the event of a termination of Optionee’s service by the Company for Cause, this Option may be exercised, to the extent vested, for thirty (30) days after Optionee ceases to be a Service Provider, or such longer period as may be applicable upon the death or disability of Optionee as provided herein, but in no event later than the Term/Expiration Date stated above. In the event that Optionee’s service with the Company is terminated by the Company for Cause, the Option shall terminate without consideration with respect to all Shares subject thereto (whether vested or unvested) as of the start of business on the date of such termination. For purposes herein, the term “Service Provider” means that the Optionee (i) is an employee of the Company, or (ii) provides certain services to the Company as an independent contractor, consultant, joint venture or other similar arrangement, where the continuing provision of such service is a contingency upon which continued vesting of the Option is dependent.

II.                                     AGREEMENT

1.                                       Grant of Option. The Company hereby grants to Optionee an Option to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”). Notwithstanding anything to the contrary anywhere else in this Stock Option Agreement, the Option is subject to the terms, definitions and provisions of the Plan adopted by the Company, which is incorporated herein by reference.

If designated in the Notice of Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code; provided, that to the extent that the aggregate Fair Market Value of stock with respect to which incentive stock options (within the meaning of Code Section 422, but without regard to Code Section 422(d)), including this Option, become exercisable for the first time by Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company or any “parent corporation” or “subsidiary corporation” thereof within the meaning of Section 424(e) and 424(f), respectively, of the Code) exceeds $100,000, such options shall not be treated as qualifying under Code Section 422, but rather shall be treated as Non-Qualified Stock Options to the extent required by Code Section 422. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of these rules, the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted.

2.                                       Exercise of Option. This Option is exercisable as follows:

(a)                                  Right to Exercise.

(i)                                     This Option shall be exercisable cumulatively according to the vesting schedule set forth in the Notice of Grant. For purposes of this Stock Option Agreement, Shares subject to this Option shall vest based on Optionee’s continued status as a Service Provider.

(ii)                                  This Option may not be exercised for a fraction of a Share.

(iii)                               In the event of Optionee’s death, disability or other termination of Optionee’s status as a Service Provider, the exercisability of the Option shall be governed by Sections 7, 8, 9 and 10 below.

(iv)                              In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.

(b)                                 Method of Exercise. This Option shall be exercisable by written notice (substantially in the form attached hereto as Exhibit A). Such notice must state the number of

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Shares for which the Option is being exercised and contain such other representations and agreements with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. The notice must be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The notice must be accompanied by payment of the Exercise Price plus payment of any applicable withholding tax. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price and payment of any applicable withholding tax.

No Shares shall be issued pursuant to the exercise of this Option unless such issuance and such exercise comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes, the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

3.                                       Optionee’s Representations. If the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act or any applicable state laws at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B and shall make such other written representations as are deemed necessary or appropriate by the Company and/or its counsel.

4.                                       Lock-Up Period. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act or any applicable state laws, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during (a) the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) following the effective date of a registration statement of the Company filed under the Securities Act in connection with the Company’s initial public offering of Common Stock, or (b) the 90-day period following the effective date of a registration statement filed by the Company under the Securities Act in connection with any other public offering of Common Stock (in either case, the “Market Standoff Period”). The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period and these restrictions shall be binding on any transferee of such Shares.

5.                                       Method of Payment. Payment of the Exercise Price shall be by (a) cash, (b) check or (c) with the consent of the Administrator, (i) a full recourse promissory note bearing interest (at no less than such rate as is a market rate of interest and which then precludes the imputation of interest under the Code), payable upon such terms as may be prescribed by the Administrator, and structured to comply with Applicable Laws, (ii) other Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (iii) surrendered Shares then issuable upon exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the Option or exercised portion thereof, (iv) property of any kind which constitutes good and valuable consideration, (v) delivery of a notice that Optionee has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Option and that the broker has

3

been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (vi) any combination of the foregoing methods of payment.

6.                                       Restrictions on Exercise. This Option may not be exercised until the Plan has been approved by the stockholders of the Company. If the issuance of Shares upon such exercise or if the method of payment for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, then the Option may also not be exercised. The Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation before allowing the Option to be exercised.

7.                                       Termination of Relationship. If Optionee ceases to be a Service Provider (other than by reason of a termination by the Company for Cause or Optionee’s death or the total and permanent disability of Optionee as defined in Code Section 22(e)(3)), to the extent vested as of the date on which Optionee ceases to be a Service Provider (taking into account any vesting that may occur in connection with such termination), the Option shall remain exercisable for a period of thirty (30) days immediately following such date of termination (but in no event later than the expiration date of the term of the Option as set forth in the Notice of Grant). To the extent that the Option is not vested as of the date on which Optionee ceases to be a Service Provider, or if Optionee does not exercise the Option within the time specified herein, the Option shall terminate.

8.                                       Termination for Cause. If Optionee ceases to be a Service Provider by reason of a termination by the Company for Cause, the Option shall terminate as of the start of business on the date of Optionee’s termination, regardless of whether the Option is then vested and/or exercisable with respect to any Shares.

9.                                       Disability of Optionee. If Optionee ceases to be a Service Provider as a result of his or her total and permanent disability as defined in Code Section 22(e)(3), the Option, to the extent vested as of the date on which Optionee ceases to be a Service Provider, shall remain exercisable for twelve (12) months from such date (but in no event later than the expiration date of the term of the Option as set forth in the Notice of Grant). To the extent that the Option is not vested as of the date on which Optionee ceases to be a Service Provider, or if Optionee does not exercise such Option within the time specified herein, the Option shall terminate.

10.                                 Death of Optionee. If Optionee ceases to be a Service Provider as a result of Optionee’s death, the Option, to the extent vested as of the date of death, shall remain exercisable for twelve (12) months following the date of death (but in no event later than the expiration date of the term of the Option as set forth in the Notice of Grant) by Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance. To the extent that the Option is not vested as of the date of death, or if the Option is not exercised within the time specified herein, the Option shall terminate.

11.                                 Non-Transferability of Option. This Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by laws of descent or distribution. It may be exercised during the lifetime of Optionee only by Optionee. The terms

4

of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

12.                                 Term of Option. This Option may be exercised only within the term set forth in the Notice of Grant.

13.                                 Restrictions on Shares. Optionee hereby agrees that Shares purchased upon the exercise of the Option shall be subject to such terms and conditions as the Administrator shall determine in its sole discretion, including, without limitation, restrictions on the transferability of Shares, the right of the Company to repurchase Shares, the right of the Company to require that Shares be transferred in the event of certain transactions, a right of first refusal in favor of the Company with respect to permitted transfers of Shares, tag-along rights and bring-along rights. Such terms and conditions may, in the Administrator’s sole discretion, be contained in the Exercise Notice with respect to the Option or in such other agreement as the Administrator shall determine and which Optionee hereby agrees to enter into at the request of the Company.

14.                                 Code Section 409 A. Without limiting the generality of any other provision of this Agreement, Section 23 of the Plan pertaining to Code Section 409 A is hereby explicitly incorporated into this Agreement.

15.                                 No Right to Employment. Nothing in the Plan or in this Stock Option Agreement shall confer upon Optionee any right to continue as an Employee, Director or Consultant of the Company or any Parent or Subsidiary, or shall interfere with or restrict in any way the rights of the Company or any Parent or Subsidiary, which are hereby expressly reserved, to discharge Optionee at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written employment agreement between Optionee and the Company or any Parent or Subsidiary.

(Signature Page Follows)

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This Stock Option Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one document.

LEGALZOOM, INC.

By:
Name:	Charles Rampenthal
Title:	Vice President and General Counsel

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS STOCK OPTION AGREEMENT, NOR IN THE COMPANY’S 2010 STOCK INCENTIVE PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION AS A SERVICE PROVIDER OF THE COMPANY OR ANY PARENT OR SUBSIDIARY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE AND WITH OR WITHOUT PRIOR NOTICE.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof. Optionee hereby accepts this Option subject to all of the terms and provisions hereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated:	By:
	Name:	[Optionee Name]

6

EXHIBIT A

LEGALZOOM, INC.

2010 STOCK INCENTIVE PLAN

EXERCISE NOTICE

LegalZoom.com, Inc.

Attention: Stock Administration

1.                                       Exercise of Option. Effective as of today,                                ,            , the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase                    shares of the Common Stock (the “Shares”) of LegalZoom.com, Inc. (the “Company”) under and pursuant to the LegalZoom.com, Inc. 2010 Stock Incentive Plan (the “Plan”) and the Stock Option Agreement dated                                (the “Option Agreement”). Capitalized terms used herein without definition shall have the meanings given in the Option Agreement.

Date of Grant:	[DATE]

Number of Shares Exercised:

Exercise Price per Share:	$ [ ]

Total Exercise Price:	$ [ ]

Certificate to be issued in name of:

Type of Option:	☐ Incentive Stock Option	☐ Non-Qualified Stock Option

2.                                       Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement. Optionee agrees to abide by and be bound by their terms and conditions.

3.                                       Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to the Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate within a reasonable time after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date on which the stock certificate is issued, except as provided in Section 16 of the Plan. Optionee shall enjoy rights as a stockholder until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal, Call Right or Drag-Along Right hereunder (each as defined below). Upon such disposal or exercise, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

4.                                       Optionee’s Rights to Transfer Shares.

(a)                                  Company’s Right of First Refusal. Before any Shares held by Optionee or any permitted transferee (each, a “Holder”) may be sold, pledged, assigned, hypothecated, transferred, or otherwise disposed of (including transfer by gift or operation of law and, collectively, “Transfer” or “Transferred”), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the “Right of First Refusal”).

(i)                                     Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (A) the Holder’s bona fide intention to sell or otherwise Transfer such Shares; (B) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (C) the number of Shares to be Transferred to each Proposed Transferee; and (D) the bona fide cash price or other consideration for which the Holder proposes to Transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(ii)                                  Exercise of Right of First Refusal. Within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may elect in writing to purchase all, but not less than all, of the Shares proposed to be Transferred to any one or more of the Proposed Transferees. The purchase price will be determined in accordance with paragraph (iii) below.

(iii)                               Purchase Price. The purchase price (the “Purchase Price”) for the Shares repurchased under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Administrator in good faith.

(iv)                              Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(v)                                 Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise Transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other Transfer is consummated within one hundred twenty (120) days after the date of the Notice and provided further that any such sale or other Transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not Transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal as provided herein before any Shares held by the Holder may be sold or otherwise Transferred.

(b)           Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the Transfer of any or all of the Shares during the Optionee’s lifetime or on the Optionee’s death by will or intestacy to the Optionee’s Immediate Family (as defined below) or a trust for the benefit of the Optionee’s Immediate Family shall be exempt from the Right of First Refusal. As used herein, “Immediate Family” shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister or stepchild (whether or not adopted). In such case, the transferee or other recipient shall receive and hold the Shares so Transferred subject to the provisions of this Section (including the Right of First Refusal) and there shall be no further Transfer of such Shares except in accordance with the terms of this Section.

(c)           Termination of Right of First Refusal. The Right of First Refusal shall terminate as to all Shares upon the date of the initial sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act (an “Initial Public Offering”).

5.             Company Call Right.

(a)           If Optionee ceases to be a Service Provider for any reason, the Company shall have the right (but not the obligation) to purchase from Optionee, or Optionee’s personal representative, as the case may be, any or all of the Shares then owned by the Optionee (and any or all Shares acquired upon exercise of the Option after the date on which the Optionee ceases to be a Service Provider) at a per Share price equal to the Fair Market Value of a Share on the date on which the Optionee ceases to be a Service Provider (the “Call Right”).

(b)           The Company may exercise the Call Right by delivering personally or by registered mail to Optionee (or his or her transferee or legal representative, as the case may be), within ninety (90) days after the date on which Optionee ceases to be a Service Provider (or, in the case of Shares which are acquired after the date on which Optionee ceases to be a Service Provider, then within ninety (90) days after the date on which such Shares are acquired), a notice in writing indicating the Company’s intention to exercise the Call Right and setting forth a date for closing not later than thirty (30) days from the mailing of such notice. The closing shall take place at the Company’s office. At the closing, the holder of the certificates for the Shares being transferred shall deliver the stock certificate or certificates evidencing the Shares, and the Company shall deliver the purchase price therefor.

(c)           At its option, the Company may elect to make payment for the Shares to a bank selected by the Company. The Company shall avail itself of this option by a notice in writing to Optionee stating the name and address of the bank, date of closing, and waiving the closing at the Company’s office.

(d)           If the Company does not elect to exercise the Call Right conferred above by giving the requisite notice within the time provided in Subsection (b) above, the Call Right shall terminate.

(e)           The Call Right shall terminate as to all Shares upon the date of an Initial Public Offering.

6.                                       Drag-Along Sales.

(a)           Notwithstanding any other provision of this Agreement, if the Company or its stockholders receive a bona fide arms’ length offer in writing from a third person or third persons who are not affiliates of the Company (a “Third Party”) (i) to purchase all or substantially all of the shares of Common Stock of the Company, (ii) to effect a business combination of the Company with such Third Party or a subsidiary of such Third Party, or (iii) to purchase or otherwise acquire all or substantially all the assets of the Company (any of the transactions described in clauses (i), (ii) or (iii), an “Acquisition Proposal”), and the Company or such stockholders desire to accept or cause the Company to accept such Acquisition Proposal, then, upon the demand of the Company (the “Drag-Along Right”), Optionee shall be required, as the case may be (x) to sell to such Third Party a number of shares of Common Stock owned by Optionee, if any, equal to the number of shares specified in the applicable Drag-Along Notice (as defined below) (it being expressly agreed and understood that in connection with any Acquisition Proposal for less than 100% of the total outstanding shares of the Company’s Common Stock, Optionee shall be required to sell that percentage of his or her shares of Common Stock equal to the percentage of shares of Common Stock of the Company being sold in connection with such Acquisition Proposal), for the same consideration and on the same purchase terms and conditions as the Company or such stockholders, as applicable, and such Third Party have agreed with respect to the Company’s Common Stock generally in such transaction, and (y) to vote all of the capital stock beneficially owned by Optionee in favor of such Acquisition Proposal and take all other necessary or desirable actions within Optionee’s control (including, without limitation, by attending meetings in person or by proxy for the purpose of obtaining a quorum, executing written consents in lieu of meetings and refraining from exercising appraisal rights with respect to any such Acquisition Proposal), to cause the approval of such Acquisition Proposal; provided, that notwithstanding the foregoing, the liability for any indemnity obligations of Optionee under such document shall be several and not joint and several, and, with respect to representations and warranties, shall not apply to any representations or warranties other than representations and warranties relating solely to Optionee.

(b)           Prior to consummating any Acquisition Proposal, if the Company elects to exercise the Drag-Along Right, the Company shall provide Optionee with written notice (the “Drag-Along Notice”) not more than thirty (30) nor less than ten (10) days prior to the proposed closing date (the “Drag-Along Sale Date”) therefor. The Drag-Along Notice shall be accompanied by a copy of any written agreement relating to the Acquisition Proposal and shall set forth, if applicable: (i) the proposed amount and form of consideration to be paid per share of Common Stock of the Company and the terms and conditions of payment offered by the Third Party; (ii) the aggregate number of shares of Common Stock outstanding as of the close of business on the day prior to the date of the Drag-Along Notice; (iii) the Drag-Along Sale Date; and (iv) confirmation that the Third Party has agreed to purchase Optionee’s shares of Common Stock in accordance with the terms hereof.

(c)           On the Drag-Along Sale Date, the Optionee, if a participant in the applicable Drag-Along Sale, (a) authorizes the Company (or the Company s transfer agent, if any) to record in the Company s books and records the transfer of all of Optionee’s shares of Common Stock included in such Drag-Along Sale which are not represented by one or more certificates, from Optionee to the purchaser in the Drag-Along Sale and (b) shall deliver all certificates, if any, which represent shares of Common Stock owned by Optionee included in such Drag-Along Sale, duly endorsed for transfer with signatures guaranteed, to the purchaser in the Drag-Along Sale, in the manner and at the address indicated in the Drag-Along Notice, in each case against delivery of the purchase price for such shares of Common Stock. In addition, the Optionee, if a participant in the applicable Drag-Along Sale, shall take all action as the Company or the purchaser in the Drag-Along Sale shall reasonably request as necessary to vest in the purchaser in the Drag-Along Sale all shares of Common Stock owned by Optionee included in such Drag Along Sale, whether in certificated or uncertificated form, free and clear of all liens, charges and encumbrances of any kind.

(d)           Optionee shall cooperate in good faith with the Company in connection with the consummation of the Drag-Along Sale, including, without limitation, by executing a document containing customary representations, warranties, indemnities and agreements as requested by any Third Party in connection with the Drag-Along Sale.

(e)           The provisions of this Section 6 shall terminate as to all shares of Common Stock owned by Optionee upon the date of an Initial Public Offering.

7.             Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

8.             Lock-Up Period. Optionee hereby agrees that if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act or any applicable state laws, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during (a) the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) following the effective date of a registration statement of the Company filed under the Securities Act in connection with the Company’s initial public offering of Common Stock, or (b) the 90-day period following the effective date of a registration statement filed by the Company under the Securities Act in connection with any other public offering of Common Stock (in either case, the “Market Standoff Period”). The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period and these restrictions shall be binding on any transferee of such Shares.

9.             Restrictive Legends and Stop-Transfer Orders.

(a)           Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially similar thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT AND SUCH LAWS OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b)           Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)           Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

10.           Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

11.           Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on the Company and on Optionee.

12.           Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

13.           Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

14.           Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

15.           Delivery of Payment. Optionee herewith delivers to the Company the full Exercise Price for the Shares, as well as any applicable withholding tax.

16.           Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Accepted by:	Submitted by:

LEGALZOOM.COM, INC.	OPTIONEE

By:	By:
Name:	Name:
Title:	Address:

Date:	Date:

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE	:	[NAME]

COMPANY	:	LEGALZOOM.COM, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed shares of Common Stock (the “Securities”) of LegalZoom. com, Inc. (the “Company”), the undersigned (the “Optionee”) represents to the Company the following:

(a)           Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)           Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. Optionee understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

(c)           Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety

B-1

(90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which generally requires (i) if the Company has not been subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act for at least ninety (90) days then the resale must occur not less than one (1) year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144, or (ii) if the Company has been subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act for at least ninety (90) days then the resale must occur not less than (6) six months after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, depending on whether Securities being sold are by an affiliate or non-affiliate of the Company along with other facts, the satisfaction of some or all of the conditions set forth in Sections (1), (2), (3) and (4) of the paragraph immediately above.

(d)           Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

(e)           Optionee understands and acknowledges that the Company will rely upon the accuracy and truth of the foregoing representations and Optionee hereby consents to such reliance.

Signature of Optionee:

Date:

B-2

LEGALZOOM.COM, INC.

2010 STOCK INCENTIVE PLAN

STOCK UNIT AGREEMENT

LegalZoom.com, Inc., a Delaware corporation (the “Company”), hereby awards Stock Units to the Participant named below. The terms and conditions of the Award are set forth in this cover sheet, in the attached Stock Unit Agreement and in the LegalZoom.com, Inc. 2010 Stock Incentive Plan (the “Plan”).

Date of Award: ,	, 201

Name of Participant:

Participant’s Social Security Number: - -

Number of Stock Units Awarded:

By signing this cover sheet, you agree to all of the terms and conditions described in the attached Stock Unit Agreement and in the Plan. You are also acknowledging receipt of this Agreement and a copy of the Plan.

Participant:
(Signature)

Company:
(Signature)

Title:

Attachment

1

LEGALZOOM.COM, INC.

2010 STOCK INCENTIVE PLAN

STOCK UNIT AGREEMENT

The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by this reference. You and the Company agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement. Unless otherwise defined in this Agreement, certain capitalized terms used in this Agreement are defined in the Plan.

This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Award of Stock Units. Any prior agreements, commitments or negotiations are superseded.

Award of Stock Units	The Company awards you the number of Stock Units shown on the cover sheet of this Agreement. The Award is subject to the terms and conditions of this Agreement and the Plan.

Vesting

If you continuously remain a Service Provider, you will become [incrementally vested as to 25% of the total number of Stock Units awarded (rounded down to the nearest whole number), as shown above on the cover sheet, on each of the first four anniversaries of the Date of Award.] [ In addition, the total number of then unvested Stock Units subject to this Award shall become fully vested if (i) your status as a Service Provider is terminated without Cause by the Company or (ii) there is a Change in Control while you are a Service Provider.] Except as provided in the preceding sentence, in the event that your status as a Service Provider ceases prior to the fourth anniversary of the Date of Award, you will forfeit to the Company without consideration all of the unvested Stock Units subject to this Award.

Settlement

To the extent Stock Units become vested and subject to your satisfaction of any tax withholding obligations as discussed below, such vested Stock Units will entitle you to receive Shares which will be distributed to you within thirty (30) days of the applicable vesting date(s) in exchange for such vested Stock Units. Issuance of Shares shall be in complete satisfaction of such vested Stock Units. Such Stock Units shall be immediately cancelled and no longer outstanding and you shall have no further rights or entitlements related to those settled Stock Units.

Non- Transferability

Stock Units may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by laws of descent or distribution. This Award may be exercised during your lifetime by you only. The terms of this Award shall be binding upon your executors,

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administrators, heirs, successors and assigns.

Investment Representation

The Shares that you receive as payment pursuant to the exercise of this Award, and such Shares have not been registered under the Securities Act or any applicable state laws at the time this Award is exercised, you shall, if required by the Company, prior to the receipt of such Shares, deliver to the Company an “Investment Representation Statement” in the form attached hereto and shall make such other written representations as are deemed necessary or appropriate by the Company and/or its counsel.

The Company’s Right of First Refusal

In the event that you propose to sell, pledge, assign, hypothecate, transfer, or otherwise dispose of (including transfer by gift or operation of law and, collectively, “Transfer”) to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth herein (the “Right of First Refusal”).

If you desire to transfer Shares acquired under this Agreement, you must deliver to the Company a written notice (the “Transfer Notice”) stating: (A) your bona fide intention to sell or otherwise Transfer such Shares; (B) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (C) the number of Shares to be Transferred to each Proposed Transferee; and (D) the bona fide cash price or other consideration for which you propose to Transfer the Shares (the “Offered Price”), and you shall offer the Shares at the Offered Price to the Company or its assignee(s).

Within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may elect in writing to purchase all, but not less than all, of the Shares proposed to be Transferred to any one or more of the Proposed Transferees.

The purchase price (the “Purchase Price”) for the Shares repurchased under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Administrator in good faith. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of you to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Transfer Notice or in the manner and at the times set forth in the Transfer Notice.

If all of the Shares proposed in the Transfer Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided herein, then you may sell or otherwise Transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other Transfer is consummated within one

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hundred twenty (120) days after the date of the Transfer Notice and provided further that any such sale or other Transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not Transferred to the Proposed Transferee within such period, a new Transfer Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal as provided herein before any Shares held by you may be sold or otherwise Transferred.

Anything to the contrary contained in the paragraphs above notwithstanding, the Transfer of any or all of the Shares during your lifetime or upon your death by will or intestacy to your Immediate Family (as defined below) or a trust for the benefit of your Immediate Family shall be exempt from the Right of First Refusal. As used herein, “Immediate Family” shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister or stepchild (whether or not adopted). In such case, the transferee or other recipient shall receive and hold the Shares so Transferred subject to the provisions of this Section (including the Right of First Refusal) and there shall be no further Transfer of such Shares except in accordance with the terms of this Section.

The Right of First Refusal shall terminate as to all Shares upon the Public Trading Date.

Right of Repurchase

If your status as a Service Provider is terminated for any reason, the Company shall have the right (but not the obligation) to purchase from you, or your personal representative, as the case may be, any or all of the Shares that you have or will acquire under this Award (and any or all Shares acquired upon exercise of the Award after the date on which you cease to be a Service Provider) at a per Share price equal to the Fair Market Value of a Share on the date on which you cease to be a Service Provider (the “Call Right”).

The Company may exercise the Call Right by delivering to you (or your transferee or legal representative, as the case may be) personally or by registered mail within ninety (90) days after the date on which you cease to be a Service Provider (or, in the case of Shares which are acquired after the date on which you cease to be a Service Provider, then within ninety (90) days after the date on which such Shares are acquired), a notice in writing indicating the Company’s intention to exercise the Call Right and setting forth a date for closing not later than thirty (30) days from the mailing of such notice. The closing shall take place at the Company’s office. At the closing, the holder of the certificates for the Shares being transferred shall deliver the stock certificate or certificates evidencing the Shares, and the Company shall deliver the purchase price therefor.

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At its option, the Company may elect to make payment for the Shares to a bank selected by the Company. The Company shall avail itself of this option by a notice in writing to you stating the name and address of the bank, date of closing, and waiving the closing at the Company’s office.

If the Company does not elect to exercise the Call Right conferred above by giving the requisite notice within the time provided herein, the Call Right shall terminate.

The Call Right shall terminate as to all Shares upon the Public Trading Date.

Drag-Along Sales

Notwithstanding any other provision of this Award, if the Company or its stockholders receive a bona fide arms’ length offer in writing from a third person or third persons who are not affiliates of the Company (a “Third Party”) (i) to purchase all or substantially all of the Shares of Common Stock of the Company, (ii) to effect a business combination of the Company with such Third Party or a subsidiary of such Third Party, or (iii) to purchase or otherwise acquire all or substantially all the assets of the Company (any of the transactions described in clauses (i), (ii) or (iii), an “Acquisition Proposal”), and the Company or such stockholders desire to accept or cause the Company to accept such Acquisition Proposal, then, upon the demand of the Company (the “Drag-Along Right”), you shall be required, as the case may be (x) to sell to such Third Party a number of Shares of Common Stock owned by you, if any, equal to the number of Shares specified in the applicable Drag-Along Notice (as defined below) (it being expressly agreed and understood that in connection with any Acquisition Proposal for less than 100% of the total outstanding Shares of the Company’s Common Stock, you shall be required to sell that percentage of your Shares of Common Stock equal to the percentage of Shares of Common Stock of the Company being sold in connection with such Acquisition Proposal), for the same consideration and on the same purchase terms and conditions as the Company or such stockholders, as applicable, and such Third Party have agreed with respect to the Company’s Common Stock generally in such transaction, and (y) to vote all of the capital stock beneficially owned by you in favor of such Acquisition Proposal and take all other necessary or desirable actions within your control (including, without limitation, by attending meetings in person or by proxy for the purpose of obtaining a quorum, executing written consents in lieu of meetings and refraining from exercising appraisal rights with respect to any such Acquisition Proposal), to cause the approval of such Acquisition Proposal; provided, that notwithstanding the foregoing, the liability for any indemnity obligations of you under such document shall be several and not joint and several, and, with respect to representations and warranties, shall not apply to any representations or warranties other than representations and warranties relating solely to you.

Prior to consummating any Acquisition Proposal, if the Company elects to

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exercise the Drag-Along Right, the Company shall provide you with written notice (the “Drag-Along Notice”) not more than thirty (30) nor less than ten (10) days prior to the proposed closing date (the “Drag-Along Sale Date”) therefor. The Drag-Along Notice shall be accompanied by a copy of any written agreement relating to the Acquisition Proposal and shall set forth, if applicable: (i) the proposed amount and form of consideration to be paid per Share of Common Stock of the Company and the terms and conditions of payment offered by the Third Party; (ii) the aggregate number of Shares of Common Stock outstanding as of the close of business on the day prior to the date of the Drag-Along Notice; (iii) the Drag-Along Sale Date; and (iv) confirmation that the Third Party has agreed to purchase your Shares of Common Stock in accordance with the terms hereof.

On the Drag-Along Sale Date, you, if a participant in the applicable Drag-Along Sale, (a) shall authorize the Company (or the Company’s transfer agent, if any) to record in the Company’s books and records the transfer of all of your Shares of Common Stock included in such Drag-Along Sale which are not represented by one or more certificates, from you to the purchaser in the Drag-Along Sale and (b) shall deliver all certificates, if any, which represent Shares of Common Stock owned by you included in such Drag-Along Sale, duly endorsed for transfer with signatures guaranteed, to the purchaser in the Drag-Along Sale, in the manner and at the address indicated in the Drag-Along Notice, in each case against delivery of the purchase price for such Shares of Common Stock. In addition, you, if a participant in the applicable Drag-Along Sale, shall take all action as the Company or the purchaser in the Drag-Along Sale shall reasonably request as necessary to vest in the purchaser in the Drag-Along Sale all Shares of Common Stock owned by you included in such Drag Along Sale, whether in certificated or uncertificated form, free and clear of all liens, charges and encumbrances of any kind.

You shall cooperate in good faith with the Company in connection with the consummation of the Drag-Along Sale, including, without limitation, by executing a document containing customary representations, warranties, indemnities and agreements as requested by any Third Party in connection with the Drag-Along Sale.

These Drag-Along Sale provisions shall terminate as to all Shares of Common Stock owned by you upon the Public Trading Date.

Leaves of Absence

For purposes of this Agreement, while you are a common-law employee, your status as a Service Provider does not terminate when you go on a bona fide leave of absence that was approved by the Company (or its Parent, Subsidiary or Affiliate) in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. Your status as a Service Provider terminates in any event

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when the approved leave ends, unless you immediately return to active work.

The Company determines which leaves count for this purpose, and when your status as a Service Provider terminates for all purposes under the Plan.

Voting and Other Rights

A Holder of Stock Units shall have no rights other than those of a general creditor of the Company. Subject to the terms of this Agreement, a Holder of outstanding Stock Units subject to this Agreement have none of the rights and privileges of a stockholder of the Company including, but not limited to, the right to vote [or to receive dividends.]   [Notwithstanding the preceding sentence, if the Company pays dividends on its common stock then you shall receive such dividends on the same terms and conditions as other common stockholders as if your Stock Units were Shares.]   Subject to the terms and conditions of this Agreement, Stock Units create no fiduciary duty of the Company to you and only represent an unfunded and unsecured contractual obligation of the Company. The Stock Units shall not be treated as property or as a trust fund of any kind.

You, or your estate or heirs, have no rights as a stockholder of the Company until a certificate for your Shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

Restrictions on Issuance

The Company will not issue any Shares if the issuance of such Shares at that time would violate any law or regulation.

Notwithstanding anything to the contrary, this Award is granted on the condition that the Company’s Series A Preferred stockholders approve the Plan. You understand and agree that this Award may not be settled unless the Company’s Series A Preferred stockholders approve the Plan. If the Company’s Series A stockholders do not approve the Plan then this Award shall be forfeited without consideration.

Taxes and Withholding	You will be solely responsible for payment of any and all applicable taxes associated with this Award.

The delivery to you of any Shares underlying vested Stock Units will not be permitted unless and until you have satisfied any withholding or other taxes that may be due. Any such tax withholding obligations may be settled in the Company’s discretion by the Company withholding and retaining a portion of the Shares from the Shares that would otherwise be deliverable to you under the vesting Stock Units. Such withheld Shares will be applied to pay the withholding obligation by using the aggregate Fair Market Value of the withheld Shares as of the date of vesting. You will be delivered the net amount of vested Shares after the Share withholding has been effected and you will not receive the withheld Shares.

Code Section	This Award will be administered and interpreted to comply with Code

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409A	Section 409 A. Without limitation, Section 23 of the Plan will apply to this Award.

Restrictions on Resale

By signing this Agreement, you agree not to sell any Shares acquired under this Award at a time when applicable laws, regulations or Company or underwriter trading policies or agreements prohibit the sale or issuance of Shares. The Company shall have the right to designate one or more periods of time, each of which shall not exceed one hundred eighty (180) days in length, during which any Shares acquired under this Award shall not be sold, if the Company determines (in its sole discretion) that such limitation on sale could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities.

If the sale of Shares acquired under this Award is not registered under the Securities Act, but an exemption is available which requires an investment representation or other representation and warranty, you shall represent and agree that the Shares being acquired are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations and warranties as are deemed necessary or appropriate by the Company and its counsel.

You may also be required, as a condition of this Award, to enter into any Stockholders Agreement or other agreements that are applicable to stockholders.

No Retention Rights

This Agreement is not an employment agreement and does not give you the right to be retained in any capacity by the Company (or its Parent, Subsidiaries or Affiliates). The Company (or its Parent, Subsidiaries or Affiliates) reserves the right to terminate your status as a Service Provider at any time and for any reason.

Adjustments

In the event of a stock split, a stock dividend or a similar change in the Company stock, the number of outstanding Stock Units covered by this Award may be adjusted (and rounded down to the nearest whole number) pursuant to the Plan.

Legends	All certificates representing the Common Stock issued under this Award may, where applicable, have endorsed thereon the following legend and any other legend the Company determines appropriate:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN

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AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE.”

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

Notice

Any notice to be given or delivered to the Company relating to this Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice to be given or delivered to you relating to this Agreement shall be in writing and addressed to you at such address of which you advise the Company in writing. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of California.

By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan.

[Remainder Intentionally Left Blank.]

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LEGALZOOM.COM, INC.

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	LEGALZOOM.COM, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed shares of Common Stock (the “Securities”) of LegalZoom.com, Inc. (the “Company”), I represent to the Company the following:

1.             I am aware of the Company’s business affairs and financial condition and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am acquiring these Securities for investment for my own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

2.             I acknowledge and understand that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. I understand that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. I further acknowledge and understand that the Company is under no obligation to register the Securities. I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

3.             I am familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Securities to me, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Securities, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which generally requires (i) if the Company has not been subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act for at least ninety (90) days then the resale must occur not less than one (1) year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144, or (ii) if the Company has been subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act for at least ninety (90) days then the resale must occur not less than six (6) months after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, depending on whether Securities being sold are by

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an affiliate or non-affiliate of the Company along with other facts, the satisfaction of some or all of the conditions set forth in Sections (1), (2), (3) and (4) of the paragraph immediately above.

4.             I further understand that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. I understand that no assurances can be given that any such other registration exemption will be available in such event.

5.             I understand and acknowledge that the Company will rely upon the accuracy and truth of the foregoing representations and I hereby consent to such reliance.

Signature of Participant:

Date:

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